         As filed with the Securities and Exchange Commission on August 12, 2005
                                              Securities Act File No. 333-127049


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Pre-Effective Amendment No. 1


                          Post-Effective Amendment No.

                                 ING FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.


--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on August 29, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule
           24f-2 under the Investment Company Act of 1940, as amended.

                               ING GOVERNMENT FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               September 23, 2005

Dear Shareholder:

      Your Board of Directors has called a Special Meeting of shareholders of ING Government Fund ("Government Fund"), which is scheduled for 10:00 a.m., Local time, on November 10, 2005, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      The Board of Directors of Government Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Government Fund with and into ING GNMA Income Fund ("GNMA Income Fund") (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds."

      If approved by shareholders, you will become a shareholder of GNMA Income Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Government Fund with an opportunity to participate in a larger fund with similar investment objectives and strategies.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      After careful consideration, the Board of Directors of Government Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 9, 2005.

      Government Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         /s/ James M. Hennessy
                                         ---------------------------------------
                                         James M. Hennessy,
                                         President and Chief Executive Officer

                      (This page intentionally left blank)

                               ING GOVERNMENT FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             OF ING GOVERNMENT FUND
                         SCHEDULED FOR NOVEMBER 10, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING Government Fund ("Government Fund") is scheduled for November 10, 2005 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

      (1) To approve an Agreement and Plan of Reorganization by and among Government Fund and ING GNMA Income Fund ("GNMA Income Fund"), providing for the reorganization of Government Fund with and into GNMA Income Fund; and

      (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on August 16, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Government Fund or by voting in person at the Special Meeting.

                                         By Order of the Board of Directors

                                         /s/ Theresa K. Kelety
                                         ---------------------------------------
                                         Theresa K. Kelety
                                         Secretary

September 23, 2005

                      (This page intentionally left blank)

                               ING GOVERNMENT FUND
                           PROXY STATEMENT/PROSPECTUS

                               SEPTEMBER 23, 2005

                                TABLE OF CONTENTS

INTRODUCTION.......................................................................................................      1

SUMMARY............................................................................................................      2
   The Proposed Reorganization.....................................................................................      2
   Comparison of Investment Objectives and Strategies..............................................................      4
   Comparison of Portfolio Characteristics.........................................................................      6
   Comparison of Fund Performance..................................................................................      7
   Comparison of Investment Techniques and Principal Risks of Investing in the Funds...............................     10

COMPARISON OF FEES AND EXPENSES....................................................................................     11
   Management Fees.................................................................................................     11
   Sub-Adviser Fees................................................................................................     11
   Administration Fees.............................................................................................     11
   Distribution and Service Fees...................................................................................     11
   Expense Limitation Arrangements.................................................................................     12
   Expense Tables..................................................................................................     12
   General Information.............................................................................................     16
   Material Differences in Rights of Government Fund's Shareholders and GNMA Income Fund's Shareholders............     16

INFORMATION ABOUT THE REORGANIZATION...............................................................................     17
   The Reorganization Agreement....................................................................................     17
   Reasons for the Reorganization..................................................................................     17
   Board Considerations............................................................................................     18
   Tax Considerations..............................................................................................     18
   Expenses of the Reorganization..................................................................................     19

ADDITIONAL INFORMATION ABOUT THE FUNDS.............................................................................     19
   Form of Organization............................................................................................     19
   Distributor.....................................................................................................     19
   Dividends and Other Distributions...............................................................................     19
   Capitalization..................................................................................................     20

GENERAL INFORMATION ABOUT THE PROXY STATEMENT......................................................................     20
   Solicitation of Proxies.........................................................................................     20
   Voting Rights...................................................................................................     21
   Other Matters to Come Before the Special Meeting................................................................     21
   Shareholder Proposals...........................................................................................     21
   Reports to Shareholders.........................................................................................     21

APPENDICES
   Portfolio Managers Report for ING GNMA Income Fund..............................................................    A-1
   Form of Agreement and Plan of Reorganization....................................................................    B-1
   Additional Information Regarding ING GNMA Income Fund...........................................................    C-1
   Additional ING Funds Offered....................................................................................    D-1
   Security Ownership of Certain Beneficial and Record Owners......................................................    E-1

                           PROXY STATEMENT/PROSPECTUS

                               ING GOVERNMENT FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               SEPTEMBER 23, 2005

                                  INTRODUCTION

      This combined proxy statement and prospectus ("Proxy Statement/Prospectus") is being furnished to you in connection with a special meeting of shareholders of ING Government Fund ("Government Fund") to be held on November 10, 2005 ("Special Meeting"). As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Government Fund with and into ING GNMA Income Fund ("GNMA Income Fund") (each a "Fund" and collectively, the "Funds").

      Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Government Fund would transfer its assets to GNMA Income Fund in exchange for shares of beneficial interest of GNMA Income Fund and the assumption by GNMA Income Fund of Government Fund's known liabilities as of the Closing Date (as defined below). GNMA Income Fund shares would then be distributed to shareholders of Government Fund so that each shareholder would receive a number of full and fractional shares of GNMA Income Fund equal to the aggregate value of the number of shares of Government Fund held by such shareholder. As a result of the Reorganization, Government Fund will distribute shares of GNMA Income Fund in liquidation of Government Fund on December 3, 2005, or such other date as the parties may agree ("Closing Date").

      Because you, as a shareholder of Government Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of GNMA Income Fund, this Proxy Statement also serves as a Prospectus for GNMA Income Fund. GNMA Income Fund is a diversified, open-end management investment company, which seeks to provide investors with a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.


      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated September 23, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B and C Prospectus and the Class I Prospectus for the Government Fund, dated August 1, 2005, which is incorporated by reference; and the Class A, B, C and M Prospectus, Class I Prospectus and Class Q Prospectus for GNMA Income Fund, dated August 1, 2005. The SAI for each Fund, dated August 1, 2005 respectively, is incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The Annual Report for each Fund, dated March 31, 2005, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180. You can also visit our website at www.ingfunds.com for additional information about the funds, including the SAIs and annual and semi-annual reports.


      You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B, C and M Prospectus and Class I Prospectus, dated August 1, 2005, for more information about GNMA Income Fund.

THE PROPOSED REORGANIZATION

      At a meeting held on June 17, 2005, the Board of Directors of Government Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

   - the transfer of all of the assets of Government Fund to GNMA Income Fund in exchange for shares of beneficial interest of GNMA Income Fund;

   - the assumption by GNMA Income Fund of the liabilities of Government Fund known as of the Closing Date (as described below);

   - the distribution of GNMA Income Fund shares to the shareholders of Government Fund; and

   -  the complete liquidation of Government Fund.

      GNMA Income Fund shares would then be distributed to shareholders of Government Fund so that each shareholder would receive a number of full and fractional shares of GNMA Income Fund equal to the aggregate value of shares of Government Fund held by such shareholder.

      As a result of the Reorganization, each owner of Class A, Class B, Class C and Class I shares of Government Fund would become a shareholder of the corresponding class of shares of GNMA Income Fund. The Reorganization is expected to be effective on December 3, 2005, or such other date as the parties may agree (the "Closing Date"). Each Class A, Class B, Class C and Class I shareholder will hold, immediately after the Closing Date, shares of the corresponding class of GNMA Income Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Government Fund held by that shareholder as of the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

   -  The Funds have similar investment objectives;

   - GNMA Fund predominantly invests in GNMA Certificates, which are backed by the full faith and credit of the U.S. Treasury; while Government Fund invests in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including certain mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Bank;

   - GNMA Income Fund is the much larger fund (approximately $675 million versus $53 million for Government Fund as of March 31, 2005), and the 1-year, 3-year, 5-year and 10-year performance as well as the Morningstar rating of GNMA Income Fund are superior to that of Government Fund;

   - Both Funds have the same adviser, ING Investments, LLC, and the same sub-adviser, ING Investment Management Co.; however, the Government Fund has only been managed by its current portfolio management team since July 2003 (i.e., 2 years). The portfolio management team of GNMA Income Fund has been led by Dennis P. Jamison since July 1981 (i.e., 24 years) and assisted by Roseann F. McCarthy since May 1999 (i.e., 6 years). Thus, the performance of the GNMA Fund presents a longer-term record of the performance of the portfolio management team; and

   - The proposed Reorganization is expected to result in lower gross operating expenses per share for all classes of shares of the disappearing Government Fund. The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of average daily net asset value per share for Class A, B, C and I shares of each Fund (as applicable) as of March 31, 2005 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

                     CLASS A  CLASS B  CLASS C  CLASS I
Government Fund        1.03%    1.78%    1.78%    0.78%

GNMA Income Fund       0.98%    1.73%    1.73%    0.68%

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVERS)

                     CLASS A   CLASS B  CLASS C  CLASS I
Government Fund(1)    0.95%     1.70%    1.70%    0.70%

GNMA Income Fund(1)   0.98%     1.73%    1.73%    0.68%

AFTER THE REORGANIZATION: PRO FORMA

                                                 CLASS A  CLASS B  CLASS C  CLASS I
Gross estimated expenses of GNMA Income Fund      0.97%    1.72%    1.72%    0.67%

Net estimated expenses of GNMA Income             0.95%    1.70%    1.70%    0.67%
Fund(1)(2) (After Fee Waiver)

----------------

(1) Ratios reflect expense limits which will continue through at least August 1, 2006.

(2) Ratios reflect proposed 12b-1 Fee waivers to be effective upon consummation of the merger through August 1, 2006.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of a majority of the shares voted in person or by proxy. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF GOVERNMENT FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

      The following summarizes the investment objective, strategies and management differences, if any, between Government Fund and GNMA Income Fund:

                                             GOVERNMENT FUND                                   GNMA INCOME FUND
                            -----------------------------------------------    -----------------------------------------------
INVESTMENT OBJECTIVE            Seeks to provide income consistent with the        Seeks a high level of current income,
                                preservation of capital through investment         consistent with liquidity and safety of
                                in securities issued or guaranteed by the          principal, through investment primarily in
                                U.S. Government, its agencies or                   Government National Mortgage Association
                                instrumentalities.                                 (GNMA) mortgage-backed securities (also
                                                                                   known as GNMA Certificates) that are
                                                                                   guaranteed as to the timely payment of
                                                                                   principal and interest by the U.S.
                                                                                   Government.

INVESTMENT STRATEGIES       -   Normally invests at least 80% of its assets    -   Normally invests at least 80% of its assets
                                in U.S. Government securities.                     in GNMA Certificates.

                            -   U.S. Government securities include             -   The remaining assets of the Fund will be
                                securities issued by the U.S. Treasury,            invested in other securities issued or
                                individual government agencies and certain         guaranteed by the U.S. Government,
                                organizations created through federal              including U.S. Treasury securities, and
                                legislation. Securities issued by the U.S.         securities issued by other agencies and
                                Treasury are backed by the full faith and          instrumentalities of the U.S. Government.
                                credit of the federal government, the              The Fund may invest in debt securities of
                                strongest form of credit backing in the            any maturity, although the Sub-Adviser
                                United States. Securities issued by                expects to invest in securities with
                                individual agencies and organizations may be       effective maturities in excess of one year.
                                backed by the full faith and credit of the
                                federal government as to principal or          -   The Fund intends to use the proceeds from
                                interest but are not direct obligations of         principal payments to purchase additional
                                the U.S. Treasury. Certain indirect                GNMA Certificates or other U.S. Government
                                obligations issued by federal agencies and         guaranteed securities.
                                government-sponsored entities in which the
                                Fund may invest may not be backed by the       -   The Sub-Adviser may sell securities for a
                                full faith and credit of the U.S. Treasury.        variety of reasons, such as to secure
                                Some of these indirect obligations may be          gains, limit losses, or redeploy assets
                                supported by the right of the issuer to            into opportunities believed to be more
                                borrow from the Treasury; others are               promising.
                                supported by the discretionary authority of
                                the U.S. Government to purchase the agency's   -   The Fund may engage in frequent and
                                obligations; still others are supported only       active trading of portfolio securities to
                                by the credit of the instrumentality.              achieve its investment objective.
                                Government securities also include certain
                                mortgage-related securities that are
                                sponsored by a U.S. Government agency or
                                organization and are not direct obligations
                                of the U.S. Government.

                            - In managing the Fund, the Sub-Adviser: (i) looks to construct an intermediate-term portfolio (average weighted duration between
                                1 to 10 years) by selecting investments with the potential to enhance the portfolio's overall yield and total return; and (ii) uses quantitative computer models to identify attractive investments within the
                                U.S. Government securities markets. As a

                                             GOVERNMENT FUND                                   GNMA INCOME FUND
                            -----------------------------------------------    --------------------------------------------------
                                result, the Fund may, at times, emphasize
                                one type of U.S. Government security over
                                another.

                            - The Fund may lend portfolio securities on a short-term or long-term basis, up to 33-1/3% of its total assets.

                            - The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                            -   The Fund may engage in frequent and
                                active trading of portfolio securities to achieve its investment objective.

INVESTMENT ADVISER                        ING Investments, LLC                               ING Investments, LLC

SUB-ADVISER                           ING Investment Management Co.                     ING Investment Management Co.

PORTFOLIO MANAGER                                                              A team of investment professionals led by Denis
                                                                                 P. Jamison and Roseann G. McCarthy, who have
                             A team of investment professionals led by James     been primarily responsible for managing the
                              Kauffmann, who has been primarily responsible         Fund since July, 1981, and May, 1999,
                                 for managing the Fund since July, 2003.                        respectively.

   As you can see from the chart above, the investment objectives of the Funds are similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Funds as of March 31, 2005:

                                                  GOVERNMENT FUND                              GNMA INCOME FUND
                                      --------------------------------------    --------------------------------------------------
Net Assets                                          $53,244,175                                  $674,755,793
Number of Holdings                                       53                                           363
Portfolio Turnover Rate(1)                              183%                                          40%
Average Dollar Weighted Duration                     2.96 years                                   3.50 years
Average Dollar Weighted Rating                          AAA                                           AAA
As a Percentage of Net Assets:
    U.S. Treasury Obligations                          36.8%                                          4.3%
    GNMAs                                               0.6%                                         93.0%
    U.S. Government Agency
    Obligations  (e.g., FNMA and
    FHLMC) (excluding GNMA)                            44.9%                                          0.4%

    Collateralized Mortgage
    Obligations and Asset-Backed
    Securities                                          8.1%                                          0.0%

    Other Bonds/Sovereign Bonds
    (includes corporate and
    municipal bonds)                                    7.2%                                          0.0%

    Other (excludes securities
    lending, other assets and
    liabilities)                                        2.4%                                          2.3%

Top 5 Industries (as % of net
assets)                               U.S. Treasury Obligations          36.8%  GNMA                                      93.0%
                                      FNMA                               24.9%  U.S. Treasury Obligations                  4.3%
                                      FHLMC                              18.7%  FNMA                                       0.2%
                                      Whole Loan CMO                      7.9%  FHLMC                                      0.2%
                                      Multi-National                      2.9%  N/A                                        0.0%

Top 10 Holdings (as a % of net        U.S. Treasury Note/Bond,
assets)                               13.250%, 05/15/14                  12.6%  GNMA, 6.000%, 11/20/34                     2.2%
                                      FHLMC, 5.875%, 03/21/11             6.7%  Treasury Bill, 2.670%, 06/16/05            1.8%
                                      U.S. Treasury Note/Bond,
                                      4.000%, 03/15/10                    5.6%  GNMA, 5.500%, 11/15/33                     1.6%
                                      FNMA, 3.875%, 02/01/08              5.6%  GNMA, 6.000%, 09/15/32                     1.6%
                                      U.S. Treasury Note/Bond,
                                      14.000%, 11/15/11                   5.0%  GNMA TBA, 5.500%, 01/15/34                 1.6%
                                      Bank of America Mortgage
                                      Securities, 3.250%, 05/25/34        4.9%  GNMA, 6.840%, 10/15/36                     1.6%
                                      U.S. Treasury Note/Bond,
                                      4.000%, 02/15/15                    3.9%  GNMA, 6.000%, 12/20/34                     1.6%
                                      FHLMC, 5.500%, 07/15/06             3.9%  GNMA, 7.625%, 07/15/38                     1.5%
                                      FNMA, 3.350%, 01/12/07              3.7%  GNMA, 7.010%, 02/15/037                    1.4%
                                      FNMA, 3.410%, 08/30/07              3.7%  GNMA, 7.125%, 09/15/39                     1.4%

--------------
(1)   For the one-year period ended March 31, 2005.

COMPARISON OF FUND PERFORMANCE

      Set forth below is the performance information for each Fund. The following performance provides some indication of the risks of investing in each Fund. The bar charts show the performance of each Fund's Class A shares for each of the past 10 calendar years. Class B, Class C and Class I shares will have different performance. The bar charts do not reflect the deduction of the sales load on Class A shares. Any sales charge will reduce your return. The tables set forth below show the average annual total return (before and after sales taxes) for each Fund over time for each Class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Fund are for Class A only; after-tax returns for other classes will vary. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUNDS WILL PERFORM IN THE FUTURE.

                                 GOVERNMENT FUND
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  [BAR GRAPH]

YEARS                 %
1995                15.12
1996                 1.44
1997                 8.59
1998                 7.47
1999                (0.62)
2000                10.14
2001                 6.73
2002                 8.44
2003                 1.71
2004                 1.64

---------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 4.97% for the quarter ended June 30, 1995, and the Fund's worst quarterly performance was (1.99)% for the quarter ended March 31, 1996. Government Fund's year-to-date total return as of June 30, 2005 was 1.48%.

(3) Effective March 1, 2002, ING Investments, LLC serves as an investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

                                GNMA INCOME FUND
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  [BAR GRAPH]

YEARS               %
1995              15.91
1996               5.71
1997              10.20
1998               7.52
1999               0.58
2000              10.36
2001               8.65
2002               9.81
2003               2.68
2004               3.01

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 5.50% for the quarter ended March 31, 1995, and the Fund's worst quarterly performance was (1.64)% for the quarter ended June 30, 2004. GNMA Income Fund's year-to-date total return as of June 30, 2005 was 1.93%.

(3) Effective March 1, 2002, ING Investments, LLC serves as an investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                      SINCE
                                                    1 YEAR    5 YEARS   10 YEARS   INCEPTION (1)
                                                    -------   -------   --------   -------------
GOVERNMENT FUND

  Class A - Before Taxes                            (3.19)%     4.65%      5.44%          -

  Class A - After Taxes on Distributions(2)         (4.50)%     2.98%      3.53%          -

  Class A - After Taxes on Distributions and Sale
   of Fund Shares(2)                                (1.96)%     2.97%      3.47%          -

  Class B - Before Taxes                            (3.99)%     4.54%         -        4.01%

  Class C - Before Taxes                            (0.08)%     4.90%         -        4.10%

  Class I - Before Taxes                             1.89%      5.95%      6.39%          -

  The Lehman Brothers Intermediate Government
   Bond Index (3)                                    2.33%      6.57%      6.75%          -

GNMA INCOME FUND

  Class A - Before Taxes                            (1.88)%     5.81%      6.82%          -

  Class A - After Taxes on Distributions(2)         (3.63)%     3.74%      4.46%          -

  Class A - After Taxes on Distributions and Sale
   of Fund Shares(2)                                (1.24)%     3.69%      4.36%          -

  Class B - Before Taxes                            (2.65)%        -          -        5.27%

  Class C - Before Taxes                             1.25%         -          -        5.60%

  Class I - Before Taxes                             3.21%         -          -        5.43%

  The Lehman Brothers Mortgage-Backed Securities
   Index (4)                                         4.70%      7.14%      7.56%          -

------------
(1) On February 2, 1998, the Government Fund reclassified Adviser Class shares as Class A. Class A, Class B, Class C and Class I shares commenced operation on April 15, 1994, March 1, 1999, June 30, 1998, and January 4, 1994, respectively. Effective July 31, 2000, GNMA's Fund's outstanding shares were reclassified as Class A. Class B, Class C and Class I shares commenced operations on October 2, 2000, October 13, 2000, and January 7, 2003, respectively. The table set forth above shows the index return for each Fund over time for Class A shares only. The index return for Class B, Class C and Class I may be different upon the inception date of each Class.

(2) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(4) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

      For a discussion by the Adviser regarding the performance of GNMA Income Fund for the fiscal year ended March 31, 2005, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about GNMA Income Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

      Because the Funds have investment objectives and strategies that are similar, many of the risks of investing in GNMA Income Fund are the same as the risks of investing in Government Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

      Price Volatility. Both Funds are subject to risks associated with price volatility. Debt securities in which each Fund may invest face market and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally.

      Changes In Interest Rates. Both Funds are subject to the risk associated with interest rate changes. Through investment in GNMA securities and other mortgage-related securities, each Fund may expose an investor to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that each Fund may have to reinvest the proceeds of prepayments at lower yields.

      Credit Risk. Each Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Each Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises. Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

      Prepayment Risk. Both Funds are subject to prepayment risk. As discussed above, each Fund may invest in mortgage-related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and interest rates are falling, the Fund may have to reinvest this money at lower yields.

      Extension Risk. Both Funds are subject to extension risk. Extension risk arises when slower than expected principal payments on a mortgage-backed security extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

      Mortgage-Related Securities. Each Fund may invest in mortgage-related securities. The prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

      Convertible Securities. While GNMA Income Fund invests at least 80% of its assets in GNMA Certificates, the Government Fund may invest in securities issued by U.S. government agencies. U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government (e.g., GNMAs) have less credit risk.

      Securities Lending. Government Fund may engage in securities lending. When lending portfolio securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

      Portfolio Turnover. Each Fund is subject to a high portfolio turnover rate. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of GNMA Income Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING GNMA INCOME FUND."

MANAGEMENT FEES

      Government Fund pays a management fee of 0.500% on the first $250 million of the Fund's average daily net assets; 0.475% on the next $250 million of the Fund's average daily net assets; 0.450% on the next $250 million of the Fund's average daily net assets; 0.425% on the next $1.25 billion; and 0.400% on the Fund's average daily net assets over $2 billion.

      GNMA Income Fund pays a management fee of 0.600% on the first $150 million of the Fund's average daily net assets; 0.500% of the Fund's average daily net assets in excess of $150 million and up to $400 million; 0.450% of the Fund's average daily net assets in excess of $400 million and up to $800 million; and 0.400% on the Fund's average daily net assets over $800 million.

      If the Reorganization is approved by shareholders, GNMA Income Fund will continue to pay the same management fee.

SUB-ADVISER FEES

      ING Investments, LLC ("ING Investments" or "Adviser") pays ING Investment Management Co. ("ING IM" or "Sub-Adviser") a sub-advisory fee of 0.2250% on the first $250 million of Government Fund's average daily net assets; 0.2140% of the Fund's average daily net assets on the next $250 million; 0.2030% of the Fund's average daily net assets on the next $250 million; 0.1910% of the Fund's assets on the next $1.25 billion; and 0.1800% on the Fund's average daily net assets in excess of $2 billion.

      ING Investments pays ING IM a sub-advisory fee of 0.2700% on the first $150 million of GNMA Income Fund's average daily net assets; 0.2250% of the Fund's average daily net assets in excess of $150 million and up to $400 million; 0.2025% of the Fund's average daily net assets in excess of $400 million and up to $800 million; and 0.1800% on the Fund's average daily net assets in excess of $2 billion. If the Reorganization is approved, GNMA Income Fund will continue to pay the same sub-advisory fee.

ADMINISTRATION FEES

      Government Fund pays an annual administration fee of 0.08% of the Fund's average daily net assets. GNMA Income Fund pays an annual administration fee of 0.10% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICE FEES

      Each Fund pays the distribution (12b-1) and service fees for each Class of shares as described in the table entitled "Annual Fund Operating Expenses."

EXPENSE LIMITATION ARRANGEMENTS

      An expense limitation agreement is in place for Government Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of Government Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least August 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the Government Fund are 0.95%, 1.70%, 1.70% and 0.70%, for Class A, B, C and I shares, respectively.

      An expense limitation agreement also is in place for gnma income fund. Under the terms of the expense limitation agreement, ing investments has agreed to limit the expenses of gnma income fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the directors who are not "interested persons" (as defined in the 1940 act) of the adviser or sub-adviser), subject to possible recoupment by ing investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ing investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least august 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the gnma income fund are 1.29%, 2.04%, 2.04% and 1.04% for class A, B, C and I, respectively.

EXPENSE TABLES

      There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C and Class I shares of GNMA Income Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                                CLASS A(1)   CLASS B   CLASS C   CLASS I
                                                                                ----------   -------   -------   -------
Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                                 4.75%(2)   None      None      None

Maximum deferred sales charge (load)(as a percentage of the lower of
  original purchase price or redemption proceeds)                                 None (3)   5.00(4)   1.00(5)    None

----------------
(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(3) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A
      Shares: Initial Sales Charge Alternative" in APPENDIX C.

(4) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in APPENDIX C.

(5)   Imposed upon redemptions within 1 year from purchase.

      Neither Government Fund nor GNMA Income Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

      The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C and Class I shares (as applicable) of the Funds for the period ended Mach 31, 2005. Pro forma fees show estimated fees of GNMA Income Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual changes. Pro forma numbers are estimated in good faith and are hypothetical.

               ANNUAL FUND OPERATING EXPENSES AS OF MARCH 31, 2005
        (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                           DISTRIBUTION                      TOTAL        WAIVERS,
                                            (12b-1) AND                       FUND     REIMBURSEMENT,
                            MANAGEMENT     SHAREHOLDER          OTHER      OPERATING         AND          NET
                               FEES      SERVICING FEES(2)   EXPENSES(3)    EXPENSES   RECOUPMENT (4)   EXPENSES
                            ----------   -----------------   -----------   ---------   --------------   --------
CLASS A

  Government Fund              0.50%           0.25%            0.28%        1.03%         (0.08)%        0.95%

  GNMA Income Fund             0.50%           0.25%            0.23%        0.98%             -          0.98%

  GNMA Income Fund
   (Surviving Fund After
    the Reorganization)
   (Estimated Pro Forma)
   (Unaudited)                 0.50%           0.25%            0.22%        0.97%         (0.02)%(5)     0.95%

CLASS B

  Government Fund              0.50%           1.00%            0.28%        1.78%         (0.08)%        1.70%

  GNMA Income Fund             0.50%           1.00%            0.23%        1.73%             -          1.73%

  GNMA Income Fund
   (Surviving Fund After
    the Reorganization
   (Estimated Pro Forma)
   (Unaudited)                 0.50%           1.00%            0.22%        1.72%         (0.02)%(5)     1.70%

CLASS C

  Government Fund              0.50%           1.00%            0.28%        1.78%         (0.08)%        1.70%

  GNMA Income Fund             0.50%           1.00%            0.23%        1.73%             -          1.73%

  GNMA Income Fund
   (Surviving Fund After
    the Reorganization
   (Estimated Pro Forma)
   (Unaudited)                 0.50%           1.00%            0.22%        1.72%         (0.02)%(5)     1.70%

CLASS I

  Government Fund              0.50%              -             0.28%        0.78%         (0.08)         0.70%

  GNMA Income Fund             0.50%              -             0.18%        0.68%             -          0.68%

  GNMA Income Fund
   (Surviving Fund After
    the Reorganization)
   (Estimated Pro Forma)
   (Unaudited)                 0.50%              -             0.17%        0.67%             -          0.67%

--------------------
(1)   The fiscal year end for each Fund is March 31.

(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Fund Services receives an annual administration fee equal to 0.08% of the Government Fund's average daily net assets; ING Fund Services receives an annual administration fee equal to 0.10% of the GNMA Income Fund's average daily net assets.

(4) ING Investments has entered into an expense limitation agreement with Government Fund to limit expenses of the Fund (excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser) subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through August 1, 2006. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limits under the Fund's current expense limitation agreement are 0.95%, 1.70%, 1.70% and 0.70% for Class A, B, C and I respectively. ING Investments has entered into an expense limitation agreement with GNMA Income Fund, to limit that Fund's expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least August 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the GNMA Income Fund are 1.29%, 2.04%, 2.04%, and 1.04% for Class A, B, C and I shares, respectively.

(5) Includes voluntary 12b-1 Fee waiver of 0.02% for ING GNMA Income Fund Classes A, B and C to be in effect upon consummation of the merger and remain in effect through August 1, 2006.

      Following the Reorganization, certain holdings of Government Fund that are transferred to GNMA Income Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for GNMA Income Fund, and the realization of taxable gains or losses for GNMA Income Fund.

      EXAMPLES. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                       GOVERNMENT FUND(1)                          GNMA INCOME FUND
             ----------------------------------------    ----------------------------------------
             1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
             ------    -------    -------    --------    ------    -------    -------    --------
CLASS A      $  567      $780     $ 1,009    $  1,668    $  570      $772     $   991    $  1,619
CLASS B      $  673      $852     $ 1,157    $  1,890    $  676      $845     $ 1,139    $  1,842
CLASS C      $  273      $552     $   957    $  2,088    $  276      $545     $   939    $  2,041
CLASS I      $   72      $241     $   425    $    959    $   69      $218     $   379    $    847

                       ESTIMATED PRO FORMA:
                       THE FUNDS COMBINED**
             ----------------------------------------
             1 YEAR    3 YEARS    5 YEARS    10 YEARS
             ------    -------    -------    --------
CLASS A      $  567    $   767    $   984    $  1,606
CLASS B*     $  673    $   840    $ 1,131    $  1,830
CLASS C      $  273    $   540    $   931    $  2,029
CLASS I      $   68    $   214    $   373    $    835

      You would pay the following expenses if you did not redeem your shares:

                         GOVERNMENT FUND(1)                           GNMA INCOME FUND
             ----------------------------------------    ----------------------------------------
             1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
             ------    -------    -------    --------    ------    -------    -------    --------
CLASS A      $  567    $   780    $ 1,009    $  1,668    $  570    $   772    $   991    $  1,619
CLASS B*     $  173    $   552    $   957    $  1,890    $  176    $   545    $   939    $  1,842
CLASS C      $  173    $   552    $   957    $  2,088    $  176    $   545    $   939    $  2,041
CLASS I      $   72    $   241    $   425    $    959    $   69    $   218    $   379    $    847

                      ESTIMATED PRO FORMA:
                     THE FUNDS COMBINED**(1)
             ----------------------------------------
             1 YEAR    3 YEARS    5 YEARS    10 YEARS
             ------    -------    -------    --------
CLASS A      $  567    $   767    $   984    $  1,606
CLASS B*     $  173    $   540    $   931    $  1,830
CLASS C      $  173    $   540    $   931    $  2,029
CLASS I      $   68    $   214    $   373    $    835

---------------------
(1) The examples reflect the contractual expense limitation for the one-year period, and the first year of the three-, five- and ten-year periods.

* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

**    Estimated.

GENERAL INFORMATION

      Class A shares of GNMA Income Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Government Fund held by that shareholder immediately prior to the Reorganization.

      In addition, the period that the shareholder held shares of Government Fund will be included in the holding period of GNMA Income Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of GNMA Income Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Government Fund were purchased by the shareholder. Government Fund and GNMA Income Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

      Following the Reorganization, certain holdings of Government Fund that are transferred to GNMA Income Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for GNMA Income Fund, and the realization of taxable gains or losses for GNMA Income Fund.

MATERIAL DIFFERENCES IN RIGHTS OF GOVERNMENT FUND SHAREHOLDERS AND GNMA INCOME FUND SHAREHOLDERS

      GNMA Income Fund is organized as a series of a Delaware statutory trust and is governed by a Trust Instrument and Bylaws. Government Fund is organized as a series of a Maryland corporation and is governed by Articles of Incorporation and Bylaws. Material differences under the GNMA Income Fund's Trust Instrument/Bylaws or Delaware law and the Government Fund's Articles of Incorporation/Bylaws or Maryland Law are presented below.

           GNMA INCOME FUND                               GOVERNMENT FUND
           ----------------                               ---------------
The Trust Instrument permits the            Articles of Incorporation does not
Trustees, without a shareholder vote to     specifically address amendments to the
amend the Trust Instrument, except that     charter documents; consequently,
shareholders have the right to vote on:     amendments to the Fund's Articles of
(i) the election of a Trustee; (ii) the     Incorporation would be governed by
removal of the Trustee (by a vote of at     Maryland General Corporation Law, which
least two-thirds of the outstanding         generally provides that an amendment to
shares); (iii) on any amendment required    the Articles of Incorporation (except
by law or by the Trust's most current       with respect to amendments to increase
registration statement; (iv) any            or decrease the number of shares of
amendment to section 11.8 of the Trust      stock (or class of any such stock) of
Instrument, which governs the rights of     the corporation that it has the
shareholders to vote on amendments; and     authority to issue) to be submitted to
(v) any amendment submitted to the          shareholders at an annual or special
shareholders.                               meeting of the shareholders.

The Trust Instrument permits the            Both the Directors and the shareholders
Trustees pursuant to a majority vote to     have the right at any annual or special
amend the By-laws.                          meeting, as long as appropriate notice
                                            has been given, to alter or repeal any
                                            Bylaws of the Corporation and to make
                                            new Bylaws.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

      The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Government Fund in exchange for shares of beneficial interest of GNMA Income Fund and the assumption by GNMA Income Fund of Government Fund's known liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of GNMA Income Fund to shareholders of Government Fund, as provided for in the Reorganization Agreement. Government Fund will then be liquidated.

      Each Class A, Class B, Class C and Class I shareholder of Government Fund will hold, immediately after the Closing Date, shares of the corresponding class of GNMA Income Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Government Fund held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of GNMA Income Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

      Until the Closing Date, shareholders of Government Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by GNMA Income Fund for the redemption of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Government Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

      The proposed Reorganizations were presented for consideration to the Board of Directors of Government Fund at a meeting held on June 17, 2005, and the Board of Trustees of the GNMA Income Fund on July 21, 2005. For the reasons discussed below, the Trustees/Directors of the Funds, including all of the Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that the interests of the shareholders of either Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Funds and their shareholders.

      The Reorganization will allow Government Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks a high level of current income consistent with liquidity and safety of principal. Additionally, the proposed Reorganization is expected to result in lower gross and net expenses for shareholders of all classes of Government Fund. As shareholders of GNMA Income Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARD CONSIDERATIONS

      The Board of Directors of Government Fund, in recommending the proposed transaction, considered a number of factors, including the following:

- the plans of management to reduce overlap in funds in the ING Fund complex;

-     the potential benefits of the transaction to shareholders;

- the relative investment performance of Government Fund as compared to GNMA Income Fund;

- expense ratios and information regarding fees and expenses of Government Fund and GNMA Income Fund;

-     the relative size of the Funds;

- whether the Reorganization would dilute the interests of either Fund's current shareholders;

- the similarity of investment objectives and strategies of GNMA Income Fund with those of Government Fund;

- the fees or expenses that will be borne directly by the Investment Adviser (or an affiliate of the Investment Adviser) in connection with the merger;

-     any benefits that may be realized by the Adviser; and

- the tax consequences of the Reorganization to Government Fund and its shareholders, including the tax-free nature of the transaction.

      The Board of Directors also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

      THE DIRECTORS OF GOVERNMENT FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH GNMA INCOME FUND.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Government Fund nor its shareholders, nor GNMA Income Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

      Immediately prior to the Reorganization, Government Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Government Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Government Fund's shareholders.

      As of March 31, 2005, Government Fund and GNMA Income Fund had accumulated capital loss carryforwards of approximately $71,847 and $16,364,731, respectively. After the Reorganization, the losses of Government Fund generally will be available to GNMA Income Fund to offset its capital gains, although a portion of the amount of these losses that may offset GNMA Income Fund's capital gains in any given year will be limited due to this Reorganization. The ability of GNMA Income Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of GNMA Income Fund.

EXPENSES OF THE REORGANIZATION

      The expenses relating to the proposed Reorganization will be borne by ING Investments (or an affiliate of ING Investments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

      Government Fund is a diversified series of ING Series Fund, Inc., an open-end management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of eight members. For more information on the history of ING Series Fund, see the SAI.

      GNMA Income Fund is a diversified series of ING Funds Trust, an open-end management investment company organized as a Delaware statutory trust. ING Funds Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of ING Funds Trust, see the SAI.

DISTRIBUTOR

      ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Funds generally distribute most of their net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. Each Fund pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually.

      If the Reorganization Agreement is approved by Government Fund's shareholders, then as soon as practicable before the Closing Date, Government Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2005, and on a pro forma basis as of March 31, 2005, giving effect to the Reorganization:

                                     NET ASSET VALUE     SHARES
                       NET ASSETS      PER SHARE       OUTSTANDING
                    --------------   ---------------   -----------
GOVERNMENT FUND

  Class A           $   34,205,886      $ 10.10         3,388,393
  Class B           $    2,085,644      $ 10.10           206,432
  Class C           $      769,437      $ 10.10            76,180
  Class I           $   16,183,208      $ 10.11         1,600,662

GNMA INCOME FUND

  Class A           $  521,688,038      $  8.52        61,219,378
  Class B           $   99,130,304      $  8.48        11,688,160
  Class C           $   43,094,170      $  8.49         5,074,540
  Class I           $   10,539,490      $  8.53         1,235,640

PRO FORMA - GNMA INCOME FUND INCLUDING GOVERNMENT FUND

  Class A           $  555,893,924      $  8.52        65,234,153
  Class B           $  101,215,948      $  8.48        11,934,109
  Class C           $   43,863,607      $  8.49         5,165,169
  Class I           $   26,722,698      $  8.53         3,132,851

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about September 23, 2005. Shareholders of Government Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Government Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $4,000. ING Investments will bear the cost of the proxy solicitation. Shareholders of Government Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-804-3212.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Government Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Government Fund that may be presented at the Special Meeting.

VOTING RIGHTS

      As a shareholder of Government Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      Only shareholders of Government Fund at the close of business on August 16, 2005 (the "Record Date") will be entitled to be present and give voting instructions for Government Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [______] shares of Government Fund were outstanding and entitled to vote.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of a majority of the shares voted in person or by proxy. Holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

      Government Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Government Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

      To the knowledge of ING Investments, as of August 16, 2005, no current Director owns 1% or more of the outstanding shares of either Fund, and the officers and Directors own, as a group, less than 1% of the shares of either Fund.

      APPENDIX E hereto lists the persons that, as of August 16, 2005, owned beneficially or of record 5% or more of the outstanding shares of any Class of Government Fund or GNMA Income Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      Government Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      Government Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Government Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                        /s/ Theresa K. Kelety
                                                        ------------------------
                                                            Theresa K. Kelety
                                                            Secretary

September 23, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                         REPORT FOR ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT                                  ING GNMA INCOME FUND

                               INVESTMENT TYPES*
                              AS OF MARCH 31, 2005
                          (as a percent of net assets)

                                  [PIE CHART]

The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA, ING Investment Management Co. --the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

PERFORMANCE: For the year ended March 31, 2005, the Fund's Class A shares, excluding sales charges, provided a total return of 0.74% compared to 2.61% for the Lehman Brothers Mortgage-Backed Securities Index(5).

PORTFOLIO SPECIFICS: Mortgages were one of the best performing sectors in a generally lackluster fixed income market over the last year. The Fund has a significant allocation to multi-family mortgages, currently about one-third of total assets. Multi-family loans perform more in line with U.S. Treasury notes than single-family mortgages. Our holdings tend to track the five-year U.S. Treasury note. This sector of the market suffered a major setback as the Federal Reserve began to tighten monetary policy. The five-year note lost 2.2% for the year ended March 31. The Fund's holdings that track the five-year note also sustained losses and dragged down performance for the year. Fortunately, our multi-family loans provided much higher income than the Treasury security, mitigating our loss.

For the year ended March 31, 2005, our emphasis was on replacing income within the single-family mortgage portfolio. We look to generate total return primarily through interest income rather than price appreciation. As older, higher coupon mortgages refinance, the portfolio's yield suffers. Despite this trend, we were able to limit the decline in the average single family mortgage coupon to just 10 basis points. On March 31, 2005, our average coupon was 5.85% versus 5.95% a year earlier. The average coupon for the Lehman Mortgage Backed Securities Index is just 5.41%. We are able to maintain a higher coupon by purchasing mortgages with characteristics associated with more stable refinancing activity. Such characteristics include low loan size and geographic origin. The average coupon of these securities exceeds 7%.

CURRENT STRATEGY AND OUTLOOK: We continue to position the Fund defensively. Mortgages priced below par are being sold and gradually replaced by securities with higher income and lower interest rate sensitivity. The goal is to offset probable future price erosion with consistent high income. We will keep some cash on hand to opportunistically add exposure in longer-dated U.S. Treasury bonds as market conditions warrant.

PORTFOLIO MANAGERS' REPORT                                  ING GNMA INCOME FUND

ING GNMA Income Class A


                                                                    [LINE GRAPH]

                         ING GNMA Income Fund                     ING GNMA Income Fund
                                Class A                                  Class A                   Lehman Brothers Mortgage-Backed
                          With Sales Charge                       Without Sales Charge                    Securities Index
                         --------------------                     --------------------             --------------------------------
3/31/1995                      $  9,525                                $ 10,000                              $ 10,000
3/31/1996                      $ 10,508                                $ 11,029                              $ 11,049
3/31/1997                      $ 11,013                                $ 11,559                              $ 11,707
3/31/1998                      $ 12,400                                $ 13,015                              $ 13,012
3/31/1999                      $ 13,216                                $ 13,871                              $ 13,828
3/31/2000                      $ 13,437                                $ 14,102                              $ 14,140
3/31/2001                      $ 15,139                                $ 15,889                              $ 15,928
3/31/2002                      $ 15,801                                $ 16,584                              $ 16,945
3/31/2003                      $ 17,512                                $ 18,379                              $ 18,415
3/31/2004                      $ 18,191                                $ 19,093                              $ 19,167
3/31/2005                      $ 18,326                                $ 19,234                              $ 19,667

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31,2005

                                                                        SINCE INCEPTION    SINCE INCEPTION   SINCE INCEPTION
                                                                           OF CLASS B         OF CLASS C        OF CLASS M
                                       1 YEAR         5 YEAR  10 YEAR   OCTOBER 6, 2000    OCTOBER 13, 2000  FEBRUARY 23, 2001
                                       ------         ------  -------   ---------------    ----------------  -----------------
INCLUDING SALES CHARGE:

   CLASS A(1)                           (4.05)%        5.37%    6.24%           -                   -                  -

   CLASS B(2)                           (4.80)%           -        -         4.90%                  -                  -

   CLASS C(3)                           (0.99)%           -        -            -                5.20%                 -

   CLASS M(4)                           (2.93)%           -        -            -                   -               3.83%

EXCLUDING SALES CHARGE:

   CLASS A                               0.74%         6.40%    6.75%           -                   -                  -

   CLASS B                              (0.02)%           -        -         5.27%                  -                  -

   CLASS C                              (0.03)%           -        -            -                5.20%                 -

   CLASS M                               0.33%            -        -            -                   -               4.67%

   Lehman Brothers Mortgage-Backed

   Securities Index(5)                   2.61%         6.82%    7.00%        6.32%(6)            6.32%(6)           5.45%(7)


Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Index or Indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(1)   Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6)   Since inception performance for index is shown from October 1, 2000.

(7)   Since inception performance for index is shown from March 1, 2001.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of July, 2005, by and between ING Funds Trust, a Delaware business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of its series, ING GNMA Income Fund (the "Acquiring Fund"), and ING Series Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Company"), on behalf of its series, ING Government Fund (the "Acquired Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, and Class I voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

      WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's

Statement of Assets and Liabilities as of the Closing Date delivered by the Company, on behalf of the Acquired Fund, to the Trust, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.2. The net asset value of a Class A, Class B, Class C and Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.3. The number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, and Class I shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be December 3, 2005, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the

Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

      3.2. The Acquired Fund shall direct the Bank of New York Company, Inc., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, and Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

            (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

            (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since March 31, 2005 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

            (a) The Acquiring Fund is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust's Trust Instrument to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at March 31, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since March 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

            (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

            (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class I Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

      6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

      7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

      7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. The Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 31, 2006, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust or the Company, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 ING FUNDS TRUST on behalf of its
                                        ING GNMA INCOME FUND series

                                        By:
__________________________________          ____________________________________
SECRETARY

                                        Its:
                                            ____________________________________

Attest:                                 ING SERIES FUND, INC. on behalf of its
                                        ING GOVERNMENT FUND series

                                        By:
__________________________________          ____________________________________
SECRETARY

                                            ____________________________________
                                        Its:

                                                                      APPENDIX C

              ADDITIONAL INFORMATION REGARDING ING GNMA INCOME FUND

                              ("GNMA INCOME FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

      This Proxy Statement/Prospectus relates to four separate Classes of shares of GNMA Income Fund: Class A, Class B, Class C and Class I, each of which represents an identical interest in GNMA Income Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of GNMA Income Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Government Fund ("Government Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Government Fund will be included in the holding period of GNMA Income Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of GNMA Income Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

      The sales charges and fees for each Class of shares of GNMA Income Fund are shown and contrasted in the chart below.

                                                CLASS A     CLASS B     CLASS C     CLASS I
                                                -------     -------     -------     -------
Maximum Initial Sales Charge on Purchases       4.75%(1)     None         None       None

Contingent Deferred Sales Charge ("CDSC")       None(2)     5.00%(3)    1.00%(4)     None

Annual Distribution (12b-1) and Service Fees
(5)                                              0.25%      1.00%       1.00%        None

Maximum Purchase                               Unlimited   $100,000    Unlimited   Unlimited

Automatic Conversion to Class A                   N/A      8 Years(6)     N/A         N/A

------------------
(1)   Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4)   Imposed upon redemption within 1 year from purchase.

(5)   Annual asset-based distribution charge.

(6) Class B shares of GNMA Income Fund issued to shareholders of Government Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Government Fund.

      The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $100,000 will be declined.

      CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of GNMA Income Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                             CLASS A SHARES(1)(2)(3)

                        AS A % OF THE                AS A %
YOUR INVESTMENT         OFFERING PRICE               OF NAV
---------------         --------------               ------
Less than $50,000           4.75%                    4.99%
$50,000 - $99,999           4.50%                    4.71%
$100,000 - $249,999         3.50%                    3.63%
$250,000 - $499,999         2.50%                    2.56%
$500,000 - $1,000,000       2.00%                    2.04%
$1,000,000 and over                      See below

------------
(1) Shareholders that purchased funds that were part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase are not subject to sales charges for the life of their account.

(3)   The term "offering price" includes the front-end sales charge.

      There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                    PERIOD DURING
YOUR INVESTMENT           CDSC    WHICH CDSC APPLIES
---------------           ----    ------------------
$1,000,000 - $2,499,999   1.00%         2 years
$2,500,000 - $4,999,999   0.50%         1 year
$5,000,000 and over       0.25%         1 year

      REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of GNMA Income Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase GNMA Income Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for GNMA Income Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

      A sales charge may also be reduced by taking into account the current value of your existing holdings in GNMA Income Fund or any other open-end funds in the ING Fund complex (excluding ING Aeltus Money Market Fund and ING Classic Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for GNMA Income Fund for details or contact the Shareholder Servicing Representative, as defined below, at 1-800-992-0180 for more information.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of GNMA Income Fund.

      SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for GNMA Income Fund.

      CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of GNMA Income Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

YEAR OF REDEMPTION AFTER PURCHASE   CDSC
---------------------------------   ----
First                                 5%
Second                                4%
Third                                 3%
Fourth                                3%
Fifth                                 2%
Sixth                                 1%
After Sixth Year                     None

      Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of GNMA Income Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Government Fund. For additional information on the CDSC and the conversion of Class B, see GNMA Income Fund's SAI.

      CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

      CLASS I SHARES. Class I shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $1,000,000. The Distributor may waive the minimum from time to time.

      WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

      (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

      (ii) The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

      (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

      (iv) The CDSC also will be waived in the case of reinvestment of dividends and capital gains distributions.

      If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

      REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for GNMA Income Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

      RULE 12b-1 PLAN. GNMA Income Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B and Class C shares of GNMA Income Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, LLC (the "Distributor") may receive from GNMA Income Fund an annual fee in connection with the offering, sale and shareholder servicing of GNMA Income Fund's Class A, Class B and Class C shares.

      DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of GNMA Income Fund and in connection with services rendered to shareholders of GNMA Income Fund, GNMA Income Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of GNMA Income Fund's average daily net assets attributable to that Class):

           SERVICING FEE    DISTRIBUTION FEE
           -------------    ----------------
Class A        0.00%             0.25%
Class B        0.25%             0.75%
Class C        0.25%             0.75%
Class I         N/A               N/A

      Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of GNMA Income Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of GNMA Income Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      OTHER EXPENSES. In addition to the management fee and other fees described previously, GNMA Income Fund pays other expenses, such as legal, audit, transfer agency and custodian fees as well as the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most GNMA Income Fund expenses are allocated proportionately among all of the outstanding shares of GNMA Income Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

      The minimum initial investment in GNMA Income Fund is $1,000 ($1,000,000 for Class I shares and $250 for IRAs). The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. GNMA Income Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($1,000,000 for Class I shares or $250 for IRAs).

      GNMA Income Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

      If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

      CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

      What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

            -     Name;

            -     Date of Birth;

            - Physical residential address (although post office boxes are still permitted for mailing); and

            - Social security number, taxpayer identification number, or other identifying number.

      You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

      EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


FREQUENT TRADING -- MARKET TIMING. The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.




The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.




Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.




The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.




If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.




Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.




Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.



      PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.


DETERMINATION OF NET ASSET VALUE. The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.



Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.



When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;



- Securities of an issuer that has entered into a restructuring;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.


      PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

      RETIREMENT PLANS. GNMA Income Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

      EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in GNMA Income Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

      You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of GNMA Income Fund will not be issued unless you request them in writing.

      TELEPHONE ORDERS. GNMA Income Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. GNMA Income Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If GNMA Income Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

      An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, GNMA Income Fund is intended for long term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of GNMA Income Fund into which they are being exchanged.

      Shares of one class of GNMA Income Fund generally may be exchanged for shares of that same Class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of GNMA Income Fund being acquired may be legally sold.


      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180 or by going to www.ingfunds.com.


      You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

      CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from GNMA Income Fund (or any other ING
Fund) into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in GNMA Income Fund (or other ING Fund).

      SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

      SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, GNMA Income Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

      Shares of GNMA Income Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see GNMA Income Fund's SAI.

      PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. GNMA Income Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. GNMA Income Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. GNMA Income Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to GNMA Income Fund, GNMA Income Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, GNMA Income Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

ACCOUNT ACCESS

      Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

      GNMA Income Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


MANAGEMENT OF GNMA INCOME FUND

      INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to GNMA Income Fund. ING Investments has overall responsibility for management of GNMA Income Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the GNMA Income Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to GNMA Income Fund. As of May 31, 2005, ING Investments managed over $39.1 billion in assets.

      SUB-ADVISER. ING Investment Management Co., ("ING IM"), a registered investment adviser, is responsible for providing the day-to-day management of GNMA Income Fund. ING IM is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Group") and an affiliate of ING Investments. ING IM has been managing client assets for more than a quarter century and as of May 31, 2005, managed over $164.0 billion in assets.

      The following individuals share responsibility for the day to day management of the GNMA Income Fund:

      Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING IM, has served as Senior Portfolio Manager of GNMA Income Fund since July, 1981. Prior to joining ING's asset management operations, he was a Senior Vice President at Lexington Management Corp. ("Lexington") since 1981.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS



The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.


      PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Group. ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

      From time to time, the Distributor or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING Group, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

      SHAREHOLDER SERVICES REPRESENTATIVE. ING Funds Services, LLC serves as Shareholder Services Representative for GNMA Income Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. GNMA Income Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.


      PORTFOLIO TRANSACTIONS. ING Investments will place orders to execute securities transactions that are designed to implement GNMA Income Fund's investment objectives and policies. ING Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments may consider brokerage and research services provided by a broker to ING Investments or its affiliates, and GNMA Income Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to GNMA Income Fund.


DIVIDENDS, DISTRIBUTIONS & TAXES

      DIVIDENDS AND DISTRIBUTIONS. GNMA Income Fund generally distributes most of its net earnings in the form of dividends and capital gain distributions. Dividends are normally expected to consist primarily of ordinary income. The Fund pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

      - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

      - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

      - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

      - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      Any dividends and distributions paid by GNMA Income Fund will be automatically reinvested in additional shares of the respective class of GNMA Income Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B, Class C and Class I shares of GNMA Income Fund invested into an ING Fund that offers Class A, Class B, Class C and Class I shares.

      FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see GNMA Income Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in GNMA Income Fund.

      GNMA Income Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although GNMA Income Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if GNMA Income Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

      Dividends declared by GNMA Income Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

      You will receive an annual statement summarizing your dividend and capital gains distributions.

      If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

      As with all mutual funds, GNMA Income Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide GNMA Income Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

      The information in the table below has been derived from ING GNMA Income Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                 CLASS A
                                               ----------------------------------------------------------------------
                                                                                              THREE
                                                                                              MONTHS         YEAR
                                                           YEAR ENDED MARCH 31,                ENDED        ENDED
                                               ------------------------------------------    MARCH 31,   DECEMBER 31,
                                                  2005         2004     2003       2002       2001(1)       2000(2)
                                               ----------    -------   -------   --------   ----------   ------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $     8.91       9.00     8.53       8.63        8.41          8.08
   Income (loss) from investment operations:
   Net investment income                       $     0.37       0.32     0.42       0.46        0.12          0.54
   Net realized and unrealized gain (loss) on
   investments                                 $    (0.31)      0.02     0.49      (0.09)       0.22          0.27
   Total from investment operations            $     0.06       0.34     0.91       0.37        0.34          0.81
   Less distributions from:
   Net investment income                       $     0.45       0.43     0.44       0.47        0.12          0.48
   Total distributions                         $     0.45       0.43     0.44       0.47        0.12          0.48
   Net asset value, end of period              $     8.52       8.91     9.00       8.53        8.63          8.41
   TOTAL RETURN(3)                             %     0.74       3.88    10.82       4.38        4.09         10.36
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $  521,688    592,066  666,433    535,903     449,460       368,615
   Ratios to average net assets:
   Expenses(4)                                 %     0.98       1.04     1.13       1.22        1.16          1.06
   Net investment income(4)                    %     4.27       3.57     4.78       5.32        5.75          6.54
   Portfolio turnover rate                     %       40        128       75         76          33            65

--------------
(1)   The Fund changed its fiscal year end to March 31.

(2) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

                                                                               CLASS B
                                               --------------------------------------------------------------------
                                                                                            THREE
                                                                                            MONTHS      OCTOBER 6,
                                                              YEAR ENDED MARCH 31,           ENDED      2000(2) TO
                                               -----------------------------------------   MARCH 31,   DECEMBER 31,
                                                  2005        2004       2003      2002    2001(1)         2000
                                               ----------    -------   -------   -------   ---------   ------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $     8.87       8.96      8.50     8.61       8.40         8.20
   Income (loss) from investment operations:
   Net investment income                       $     0.29       0.25      0.35     0.39       0.13         0.09
   Net realized and unrealized gain (loss) on
   investments                                 $    (0.29)      0.02      0.48    (0.09)      0.19         0.18
   Total from investment operations            $        -       0.27      0.83     0.30       0.32         0.27
   Less distributions from:
   Net investment income                       $     0.39       0.36      0.37     0.41       0.11         0.07
   Total distributions                         $     0.39       0.36      0.37     0.41       0.11         0.07
   Net asset value, end of period              $     8.48       8.87      8.96     8.50       8.61         8.40
   TOTAL RETURN(3)                             %    (0.02)      3.12      9.95     3.53       3.70         3.32
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   99,130    130,339   150,549   79,302     47,406          866
   Ratios to average net assets:
   Expenses(4)                                 %     1.73       1.79      1.88     1.98       1.90         1.81
   Net investment income(4)                    %     3.52       2.84      3.98     4.55       4.88         5.79
   Portfolio turnover rate                     %       40        128        75       76         33           65

--------------
(1)   The Fund changed its fiscal year end to March 31.

(2)   Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

                                                                              CLASS C
                                               -------------------------------------------------------------------
                                                                                            THREE
                                                                                            MONTHS    OCTOBER 13,
                                                          YEAR ENDED MARCH 31,              ENDED     2000(2) TO
                                               ---------------------------------------    MARCH 31,   DECEMBER 31,
                                                   2005       2004     2003     2002       2001(1)       2000
                                               -----------   ------   ------   -------   ----------   ------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $     8.88      8.97     8.51     8.61        8.40         8.24
   Income (loss) from investment operations:
   Net investment income                       $     0.29      0.25     0.36     0.40        0.11         0.09
   Net realized and unrealized gain (loss) on
   investments                                 $    (0.29)     0.02     0.47    (0.09)       0.21         0.14
   Total from investment operations            $        -      0.27     0.83     0.31        0.32         0.23
   Less distributions from:
   Net investment income                       $     0.39      0.36     0.37     0.41        0.11         0.07
   Total distributions                         $     0.39      0.36     0.37     0.41        0.11         0.07
   Net asset value, end of period              $     8.49      8.88     8.97     8.51        8.61         8.40
   TOTAL RETURN(3)                             %    (0.03)     3.11     9.95     3.65        3.69         2.82
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   43,094    65,762   87,970   37,193      13,744        1,833
   Ratios to average net assets:
   Expenses(4)                                 %     1.73      1.79     1.88     1.99        1.93         1.81
   Net investment income(4)                    %     3.51      2.92     3.97     4.52        4.87         5.79
   Portfolio turnover rate                     %       40       128       75       76          33           65

------------
(1)   The Fund changed its fiscal year end to March 31.

(2)   Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

                                                                   CLASS I
                                               ------------------------------------------------
                                                   YEAR ENDED MARCH 31,      JANUARY 7, 2002(1)
                                               ---------------------------      TO MARCH 31,
                                                   2005       2004    2003          2002
                                               -----------   -----   -----   ------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $     8.92     9.01    8.54          8.61
   Income (loss) from investment operations:
   Net investment income                       $     0.41     0.35    0.44          0.10
   Net realized and unrealized gain (loss) on
   investments                                 $    (0.32)    0.01    0.50         (0.10)
   Total from investment operations            $     0.09     0.36    0.94          0.00
   Less distributions from:
   Net investment income                       $     0.48     0.45    0.47          0.07
   Total distributions                         $     0.48     0.45    0.47          0.07
   Net asset value, end of period              $     8.53     8.92    9.01          8.54
   TOTAL RETURN(2)                             %     1.05     4.21   11.18          0.04
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   10,539    8,760   6,946         1,615
   Ratios to average net assets:
   Expenses(3)                                 %     0.68     0.71    0.78          0.88
   Net investment income(3)                    %     4.59     3.94    5.00          5.83
   Portfolio turnover rate                     %       40      128      75            76

-----------
(1)   Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

                                                                      APPENDIX D

                                    ING FUNDS

      The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                        CLASSES OFFERED
----                                      -------------------
U.S. EQUITY

Balanced Fund                             A, B, C, I and O
Convertible Fund                          A, B, C and Q
Corporate Leaders Trust Fund              B
Disciplined LargeCap Fund                 A, B, C and I
Equity Income Fund                        A, B, C and I
Financial Services Fund                   A, B, C and O
Growth Fund                               A, B, C and I
Growth and Income Fund                    A, B, C and I
Index Plus LargeCap Fund                  A, B, C, I, O and R
Index Plus MidCap Fund                    A, B, C, I, O and R
Index Plus SmallCap Fund                  A, B, C, I, O and R
LargeCap Growth Fund                      A, B, C, I and Q
LargeCap Value Fund                       A, B, C and I
MagnaCap Fund                             A,B, C, I and M
MidCap Opportunities Fund                 A, B, C, I and Q
MidCap Value Fund                         A, B, C, I and Q
MidCap Value Choice Fund                  A,B, C and I
Real Estate Fund                          A, B, C, I and Q
Small Company Fund                        A, B, C and I
SmallCap Value Fund                       A, B, C, I and Q
SmallCap Value Choice Fund                A, B, C and I
Value Opportunity Fund                    A, B, C and I

GLOBAL/INTERNATIONAL EQUITY

Emerging Countries Fund                   A, B, C, M and Q
Foreign Fund                              A, B, C, I and Q
Global Equity Dividend Fund               A, B and C
Global Real Estate Fund                   A, B, C and I
Global Science and Technology Fund        A, B, C, I and O
Global Value Choice Fund                  A, B, C and Q
International Fund                        A, B, C, I and Q
International Growth Fund                 A, B, C, I and O
International SmallCap Fund               A, B, C and Q
International Value Choice Fund           A, B and C
International Value Fund                  A, B, C, I and Q
Precious Metals Fund                      A
Russia Fund                               A

FIXED INCOME

Aeltus Money Market Fund                  A, B, C and I
Classic Money Market Fund                 A, B and C
GNMA Income Fund                          A, B, C, I, M and Q
High Yield Bond Fund                      A, B and C
Intermediate Bond Fund                    A, B, C, I, O and R
National Tax-Exempt Bond Fund             A, B and C

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund          A, B, C and I
Strategic Allocation Balanced Fund        A, B, C and I
Strategic Allocation Income Fund          A, B, C and I

LOAN PARTICIPATION FUND

Senior Income Fund                        A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 16, 2005:

ING GOVERNMENT FUND

                                                                                       PERCENTAGE OF COMBINED
                                   PERCENT OF CLASS OF SHARES                              FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER      AND TYPE OF OWNERSHIP       PERCENTAGE OF FUND       REORGANIZATION*
-------------------------------    --------------------------    ------------------    ----------------------
-------------------------------    --------------------------    ------------------    ----------------------

ING GNMA INCOME FUND

                                                                                       PERCENTAGE OF COMBINED
                                   PERCENT OF CLASS OF SHARES                              FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER      AND TYPE OF OWNERSHIP       PERCENTAGE OF FUND       REORGANIZATION*
-------------------------------    --------------------------    ------------------    ----------------------
-------------------------------    --------------------------    ------------------    ----------------------

---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 16, 2005.

                                     PART B

                                 ING FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 23, 2005

Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:
                 ING Government Fund                  ING GNMA Income Fund
         (a series of ING Series Fund, Inc.)     (a series of ING Funds Trust)
           7337 East Doubletree Ranch Road      7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258-2034       Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Funds Trust ("SAI") is available to the shareholders of ING Government Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING Government Fund will be transferred to ING GNMA Income Fund, a series of ING Funds Trust, in exchange for shares of ING GNMA Income Fund.

This SAI consists of: (i) this cover page; (ii) the "ING GNMA Income Fund Additional Information" presented on pages 1 through 2 of this SAI, which presents certain information with respect to the management of the ING GNMA Income Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:


      1. The SAI for ING GNMA Income Fund, dated July 29, 2005, as filed on July 21, 2005, and the SAI for ING Government Fund, dated July 29, 2005, as filed on August 3, 2005.


      2. The Financial Statements of the GNMA Income Fund and Government Fund, respectively, are included in the Classes A, B, C and I Annual Reports, dated March 31, 2005 as filed on June 2, 2005, and the Classes A, B, C and I Annual Reports, dated March 31, 2005, as filed on June 2, 2005.

            This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 14, 2005, relating to the Reorganization of ING Government Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              ING GNMA INCOME FUND
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


TRUSTEE OWNERSHIP OF SECURITIES........................................   1
   Shareholder Ownership Policy........................................   1

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES............................   1
   Shareholder Ownership Policy........................................   1

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS....................   2

PRO FORMA FINANCIAL STATEMENTS.........................................   2

                              ING GNMA INCOME FUND
                             ADDITIONAL INFORMATION

TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds (each a "Fund") at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                              COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEES         GNMA INCOME FUND             OF INVESTMENT COMPANIES
--------------------     ----------------     ---------------------------------------
John V.                         $0                             None
Boyer(1)
Paul S. Doherty(2)              $0                         Over $100,000
J. Michael Earley               $0                       $50,001 - 100,000
R. Barbara                      $0                       $50,001 - 100,000
Gitenstein
Patrick W.                      $0                             None
Kenny(1)
Walter H. May                   $0                         Over $100,000
Jock Patton                     $0                       $10,001 -  50,000
David W. C. Putnam              $0                         Over $100,000
Blaine E. Rieke(2)              $0                       $50,001 - 100,000
Roger B. Vincent                $0                         Over $100,000
Richard A. Wedemeyer            $0                       $50,001 - 100,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"

Thomas J. McInerney             $0                         Over $100,000
John G. Turner                  $0                         Over $100,000

----------------------
(1) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

(2)   Retired as Trustee on December 31, 2004.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

As of December 31, 2004, none of the Independent Trustees or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED



      The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of May 31, 2005.



                                                       OTHER POOLED INVESTMENT
                    REGISTERED INVESTMENT COMPANIES           VEHICLES                OTHER ACCOUNTS
                    -------------------------------   ------------------------   ------------------------
                     NUMBER OF         TOTAL ASSETS   NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS
PORTFOLIO MANAGER    ACCOUNTS                          ACCOUNTS                   ACCOUNTS
-----------------   ----------         ------------   ---------   ------------   ---------   ------------
Denis P. Jamison       [ ]                 $[ ]          [ ]          $[ ]         [ ]           $[ ]



* Of these [ ] Accounts, [ ] Account has an advisory fee based on performance.



Compensation information regarding the Portfolio Managers:



      Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.



      Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (Lehman Brothers Mortgage-Backed Securities for Jamison) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.



      Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).



      Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.



Description of Material Conflicts of Interest



      A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.



      A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.



      A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.



      A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.



      As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.



Ownership of Securities



      The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER         FUND         DOLLAR RANGE OF FUND SHARES OWNED
-----------------   ----------------   ---------------------------------
Denis P. Jamison    GNMA Income Fund                 $[ ]



PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2005. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

            STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005

                                                                 ING               ING                          PRO FORMA
                                                              GOVERNMENT           GNMA                          COMBINED
                                                                 FUND              FUND                         (UNAUDITED)
                                                            --------------    --------------                  --------------
ASSETS:
Investments in securities at value+*                        $   52,349,000    $  659,366,687                  $  711,715,687
Short-term investments at amortized cost                        12,137,000                 -                      12,137,000
Repurchase agreement                                               148,000                 -                         148,000
Cash                                                               194,404           645,090                         839,494
Cash collateral for futures                                         40,496                 -                          40,496
Receivables:
     Investment securities sold                                          -        12,797,882                      12,797,882
     Fund shares sold                                                    -           433,782                         433,782
     Dividends and interest                                        727,079         3,298,476                       4,025,555
Prepaid expenses                                                    15,851            37,230                          53,081
Reimbursement due from manager                                       1,660                 -                           1,660
                                                            --------------    --------------                  --------------
     Total assets                                               65,613,490       676,579,147                     742,192,637
                                                            --------------    --------------                  --------------

LIABILITIES:
Payable for investment securities purchased                              -           573,639                         573,639
Payable for futures variation margin                                21,478                 -                          21,478
Payable upon return of securities loaned                        12,137,000                 -                      12,137,000
Payable for fund shares redeemed                                     3,496           349,699                         353,195
Payable for trustee fees                                                 -            19,587                          19,587
Payable to affiliates                                               36,084           578,953                         615,037
Payable for transfer agent fees                                                      113,330                         113,330
Payable for director fees                                            1,035                 -                           1,035
Payable for open swap contracts                                    121,000                 -                         121,000
Other accrued expenses and liabilities                              49,222           188,146                         237,368
                                                            --------------    --------------                  --------------
     Total liabilities                                          12,369,315         1,823,354                      14,192,669
                                                            --------------    --------------                  --------------
NET ASSETS                                                  $   53,244,175    $  674,755,793                  $  727,999,968
                                                            ==============    ==============                  ==============

NET ASSETS CONSIST OF:
Paid-in capital                                             $   54,576,380    $  681,968,696                  $  736,545,076
Undistributed net investment income                                (53,328)        1,158,018                       1,104,690
Accumulated net realized loss on investments                       (89,435)      (19,905,642)                    (19,995,077)
Net unrealized appreciation (depreciation) of investments       (1,189,442)       11,534,721                      10,345,279
                                                            --------------    --------------                  --------------
NET ASSETS                                                  $   53,244,175    $  674,755,793                  $  727,999,968
                                                            ==============    ==============                  ==============

+Including securities on loan at value                      $   11,935,093    $            -                  $   11,935,093
*Cost of investments in securities                          $   53,476,589    $  647,831,966                  $  701,308,555

CLASS A:
     Net Assets                                             $   34,205,886    $  521,688,038                  $  555,893,924
     Shares authorized                                         100,000,000         unlimited                       unlimited
     Par value                                              $        0.001    $        0.001                  $         0.01
     Shares outstanding                                          3,388,393        61,219,378    626,382 (A)       65,234,153
     Net asset value and redemption price per share(B)      $        10.10    $         8.52                  $         8.52
     Maximum offering price per share                       $        10.10    $         8.94                  $         8.94

CLASS B:
     Net Assets                                             $    2,085,644    $   99,130,304                  $  101,215,948
     Shares authorized                                         100,000,000         unlimited                       unlimited
     Par value                                              $        0.001    $        0.001                  $         0.01
     Shares outstanding                                            206,432        11,688,160     39,517 (A)       11,934,109
     Net asset value and redemption price per share(C)      $        10.10    $         8.48                  $         8.48
     Maximum offering price per share                       $        10.10    $         8.48                  $         8.48

CLASS C:
     Net Assets                                             $      769,437    $   43,094,170                  $   43,863,607
     Shares authorized                                         100,000,000         unlimited                       unlimited
     Par value                                              $        0.001    $        0.001                  $         0.01
     Shares outstanding                                             76,180         5,074,540     14,449 (A)        5,165,169
     Net asset value and redemption price per share(C)      $        10.10    $         8.49                  $         8.49
     Maximum offering price per share                       $        10.10    $         8.49                  $         8.49

CLASS I:
     Net Assets                                             $   16,183,208    $   10,539,490                  $   26,722,698
     Shares authorized                                      $  100,000,000         unlimited                       unlimited
     Par value                                              $        0.001    $        0.001                  $         0.01
     Shares outstanding                                          1,600,662    $    1,235,640    296,549 (A)   $    3,132,851
     Net asset value and redemption price per share         $        10.11    $         8.53                  $         8.53
     Maximum offering price per share                       $        10.11    $         8.53                  $         8.53

CLASS M:
     Net Assets                                             $            -    $      200,653                  $      200,653
     Shares authorized                                      $            -         unlimited                       unlimited
     Par value                                              $            -    $        0.001                  $         0.01
     Shares outstanding                                     $            -    $       23,508                  $       23,508
     Net asset value and redemption price per share(D)      $            -    $         8.54                  $         8.54
     Maximum offering price per share                       $            -    $         8.83                  $         8.83

CLASS Q:
     Net Assets                                             $            -    $      103,138                  $      103,138
     Shares authorized                                      $            -         unlimited                       unlimited
     Par value                                              $            -    $        0.001                  $         0.01
     Shares outstanding                                     $            -    $       12,085                  $       12,085
     Net asset value and redemption price per share         $            -    $         8.53                  $         8.53
     Maximum offering price per share                       $            -    $         8.53                  $         8.53

(A) Reflects new shares issued, net of retired shares of ING Government Fund. (Calculation: Net Assets/ NAV per share)

(B) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced

(C) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(D) Maximum offering price (3.25%) is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005

                                                                                       ING
                                                                       ING             GNMA                            PRO FORMA
                                                                    GOVERNMENT        INCOME          PRO FORMA        COMBINED
                                                                       FUND             FUND         ADJUSTMENTS      (UNAUDITED)
                                                                  --------------  ---------------  ----------------  -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                  $      11,208   $           -                      $      11,208
Interest                                                              2,539,372      37,922,002                         40,461,374
Securities lending income                                                15,185               -                             15,185
                                                                  -------------   -------------    -----------       -------------
          Total investment income                                     2,565,765      37,922,002              -          40,487,767
                                                                  -------------   -------------    -----------       -------------

EXPENSES:
 Investment management fees                                             314,842       3,599,485                          3,914,327
 Distribution fees:
           Class A                                                      107,266       1,371,584                          1,478,850
           Class B                                                       24,006       1,113,750                          1,137,756
           Class C                                                        8,638         521,712                            530,350
           Class M                                                            -           1,709                              1,709
           Class Q                                                            -             267                                267
 Transfer agent fees:                                                    12,050         472,689         (4,820) (A)        479,919
 Administrative service fees                                             50,375         722,100         12,600  (B)        785,075
 Shareholder reporting expense                                           14,547         154,415         (5,820) (A)        163,142
 Registration fees                                                       52,873          82,059        (21,150) (A)        113,782
 Professional fees                                                       19,026          68,590         (9,500) (A)         78,116
 Custody and accounting expense                                          16,971          87,810                            104,781
 Director/Trustee fees                                                    4,380          34,818                             39,198
 Insurance expense                                                            -           1,464                              1,464
 Miscellaneous expense                                                    5,597          43,293                             48,890
                                                                  -------------   -------------    -----------       -------------
               Total expenses                                           630,571       8,275,745        (28,690)          8,877,626
                                                                  -------------   -------------    -----------       -------------
Less:
               Net waived and reimbursed                                (51,172)              -       (100,498) (B)       (151,670)
                                                                  -------------   -------------    -----------       -------------
               Net expenses                                             579,399       8,275,745       (129,189)          8,725,955
                                                                  -------------   -------------    -----------       -------------
Net investment income                                                 1,986,366      29,646,257        129,189           8,725,955
                                                                  -------------   -------------    -----------       -------------

NET REALIZED AND UNREALIZED GAIN
          ON INVESTMENTS AND FOREIGN CURRENCIES
 Net realized gain (loss) on:
           Investments                                                  (80,766)     (3,721,907)                        (3,802,673)
           Foreign currencies                                            18,348               -                             18,348
           Futures, options and swaps                                    43,880               -                             43,880
                                                                  -------------   -------------    -----------       -------------
           Net realized gain (loss)                                     (18,538)     (3,721,907)             -          (3,740,445)
                                                                  -------------   -------------    -----------       -------------
 Net change in unrealized appreciation or depreciation on:
           Investments                                               (2,397,093)    (23,036,826)                       (25,433,919)
           Futures, options and swaps                                   (61,853)              -                            (61,853)
                                                                  -------------   -------------    -----------       -------------
           Net change in unrealized appreciation or depreciation     (2,458,946)    (23,036,826)             -         (25,495,772)
                                                                  -------------   -------------    -----------       -------------

Net realized and unrealized gain on investments and foreign
  currencies                                                         (2,477,484)    (26,758,733)             -         (29,236,217)
                                                                  -------------   -------------    -----------       -------------
NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                         $    (491,118)  $   2,887,524    $   129,189       $   2,525,595
                                                                  =============   =============    ===========       =============

*Foreign taxes                                                    $           -   $           -    $         -       $           -

(A) Reflects adjustment in expenses due to elimination of duplicative services.

(B) Reflects effects of new contractual rates.

                 See Accompanying Notes to Financial Statements

Portfolios of Investments as of March 31, 2005




     ING       ING GNMA                                                                            ING        ING GNMA
 GOVERNMENT     INCOME      PRO FORMA                                                          GOVERNMENT     INCOME       PRO FORMA
     FUND        FUND      (unaudited)                                                            FUND         FUND      (UNAUDITED)
--------------------------------------                                                      ----------------------------------------

PRINCIPAL     PRINCIPAL     PRINCIPAL
  AMOUNT        AMOUNT        AMOUNT                                                                          VALUE
--------------------------------------                                                      ----------------------------------------
                                                   CORPORATE BONDS/NOTES: 0.5%
                                                   AUTO MANUFACTURERS: 0.0%
$   306,818   $       -    $  306,818              Toyota Motor Credit Corp.,
                                                   2.750%, due 08/06/09                         $290,889    $        -     $290,889
                                                                                            ----------------------------------------
                                                                                                 290,889             -      290,889
                                                                                            ----------------------------------------
                                                   BANKS: 0.1%
     70,000           -        70,000    @@, C     Bank of Ireland, 3.260%, due
                                                   12/29/49                                       61,772             -       61,772
     60,000           -        60,000    @@, C     Bank of Nova Scotia, 3.255%, due
                                                   08/31/85                                       50,944             -       50,944
    120,000           -       120,000    @@, C     Den Norske Bank ASA, 3.250%, due
                                                   08/29/49                                      101,700             -      101,700
    190,000           -       190,000    @@, C     HSBC Bank PLC, 2.839%, due
                                                   06/29/49                                      167,568             -      167,568
     80,000           -        80,000    @@, C     Royal Bank of Scotland Group PLC,
                                                   2.938%, due 12/29/49                           71,544             -       71,544
    330,000           -       330,000    @@, C     Standard Chartered PLC, 2.838%,
                                                   due 12/29/49                                  273,900             -      273,900
                                                                                            ----------------------------------------
                                                                                                 727,428             -      727,428
                                                                                            ----------------------------------------
                                                   DIVERSIFIED FINANCIAL SERVICES: 0.1%
    118,000           -       118,000              Goldman Sachs Group, Inc.,
                                                   3.120%, due 03/02/10                          118,137             -      118,137
    300,000           -       300,000    @@, #, C  Svensk Exportkredit AB, 6.375%,
                                                   due 10/29/49                                  310,935             -      310,935
                                                                                            ----------------------------------------
                                                                                                 429,072             -      429,072
                                                                                            ----------------------------------------
                                                   MULTI-NATIONAL: 0.2%
  1,500,000           -     1,500,000              International Finance Corp.,
                                                   5.250%, due 05/02/06                        1,516,057             -    1,516,057
                                                                                            ----------------------------------------
                                                                                               1,516,057             -    1,516,057
                                                                                            ----------------------------------------
                                                   OIL AND GAS:  0.0%
    320,000           -       320,000    #         Pemex Project Funding Master
                                                   Trust, 4.310%, due 06/15/10                   327,200             -      327,200
                                                                                            ----------------------------------------
                                                                                                 327,200             -      327,200
                                                                                            ----------------------------------------
                                                   TELECOMMUNICATIONS: 0.0%
    235,000                   235,000    #         AT&T Corp., 9.050%, due 11/15/11              268,194             -      268,194
                                                                                            ----------------------------------------
                                                                                                 268,194             -      268,194
                                                                                            ----------------------------------------
                                               Total Corporate Bonds/Notes
                                                   (Cost $3,513,359, 0, $3,513,359)            3,558,840             -    3,558,840
                                                                                            ----------------------------------------

                                                   U.S. GOVERNMENT AGENCY
                                                   OBLIGATIONS: 89.9%
                                                   FEDERAL HOME LOAN BANK: 0.1%
    590,000           -       590,000              3.250%, due 12/17/07                          577,119             -      577,119
                                                                                            ----------------------------------------
                                                                                                 577,119             -      577,119
                                                                                            ----------------------------------------
                                                   FEDERAL HOME LOAN MORTGAGE
                                                   CORPORATION: 1.6%
  1,375,000           -     1,375,000    C         2.700%, due 03/16/07                        1,343,009             -    1,343,009
  2,000,000           -     2,000,000    C, L      3.875%, due 01/12/09                        1,961,358             -    1,961,358
  1,000,000           -     1,000,000              5.125%, due 10/15/08                        1,027,700             -    1,027,700
  2,000,000           -     2,000,000    L         5.500%, due 07/15/06                        2,042,788             -    2,042,788
  3,400,000           -     3,400,000              5.875%, due 03/21/11                        3,580,141             -    3,580,141
          -     189,521       189,521              7.000%, due 11/01/14                                        199,219      199,219
          -     876,339       876,339              7.500%, due 12/01/14-01/01/30                               926,971      926,971
          -     184,715       184,715              8.000%, due 01/01/30                                        198,907      198,907
     45,187           -        45,187              9.500%, due 07/01/20                           50,272             -       50,272
                                                                                            ----------------------------------------
                                                                                              10,005,268     1,325,097   11,330,365
                                                                                            ----------------------------------------
                                                   FEDERAL NATIONAL MORTGAGE
                                                   ASSOCIATION: 2.0%
  1,000,000           -     1,000,000    C         2.750%, due 08/11/06                          985,694             -      985,694
  1,050,000           -     1,050,000              3.000%, due 08/15/07                        1,024,871             -    1,024,871
  2,000,000           -     2,000,000    C         3.410%, due 08/30/07                        1,963,072             -    1,963,072
  2,000,000           -     2,000,000    C         3.550%, due 01/12/07                        1,986,064             -    1,986,064
  3,000,000           -     3,000,000              3.875%, due 02/01/08                        2,963,586             -    2,963,586



     ING     ING GNMA                                                                            ING        ING GNMA
 GOVERNMENT   INCOME        PRO FORMA                                                        GOVERNMENT     INCOME       PRO FORMA
     FUND      FUND                                                                             FUND         FUND       (UNAUDITED)
----------------------------------------                                                    ----------------------------------------

PRINCIPAL    PRINCIPAL      PRINCIPAL
  AMOUNT       AMOUNT         AMOUNT                                                                          VALUE
--------------------------------------                                                      ----------------------------------------
  1,500,000           -     1,500,000              4.750%, due 01/02/07                        1,517,963             -    1,517,963
  1,660,000           -     1,660,000              5.250%, due 04/15/07                        1,699,762             -    1,699,762
          -     144,290       144,290              6.500%, due 06/01/14                                -       150,802      150,802
  1,067,673           -     1,067,673              6.500%, due 02/01/29                        1,119,500             -    1,119,500
          -     190,295       190,295              7.000%, due 03/01/15                                -       200,190      200,190
          -     278,057       278,057              7.500%, due 05/01/28                                -       298,136      298,136
          -     691,644       691,644              8.500%, due 08/01/11-09/01/15                       -       740,467      740,467
                                                                                            ----------------------------------------
                                                                                              13,260,512     1,389,595   14,650,107
                                                                                            ----------------------------------------
                                                   GOVERNMENT NATIONAL MORTGAGE
                                                   ASSOCIATION: 86.2%
          -   9,324,990     9,324,990              3.750%, due 05/20/34                                -     9,175,897    9,175,897
          -  22,387,892    22,387,892              5.000%, due 05/15/33-03/15/35                       -    22,126,078   22,126,078
          - 160,164,016   160,164,016    W         5.500%, due 04/20/29-03/15/35                       -   161,815,079  161,815,079
          -     539,171       539,171              5.650%, due 07/15/29                                -       547,510      547,510
          - 152,177,443   152,177,443              6.000%, due 07/15/28-03/20/35                       -   156,555,519  156,555,519
          -     816,212       816,212              6.250%, due 04/15/26-04/15/28                       -       849,293      849,293
          -     132,090       132,090              6.340%, due 02/15/29                                -       132,936      132,936
          -   5,745,851     5,745,851              6.400%, due 10/15/33-08/15/38                       -     5,863,417    5,863,417
          -   1,151,134     1,151,134              6.470%, due 09/15/33                                -     1,177,162    1,177,162
          -  28,732,952    28,732,952              6.500%, due 02/15/22-02/15/40                       -    30,054,519   30,054,519
          -  14,400,584    14,400,584              6.625%, due 01/15/34-01/15/40                       -    15,005,462   15,005,462
          -   1,701,718     1,701,718              6.650%, due 10/15/14-06/15/30                       -     1,821,684    1,821,684
          -   3,494,400     3,494,400              6.670%, due 01/15/40                                -     3,685,396    3,685,396
          -   6,152,660     6,152,660              6.687%, due 07/15/40                                -     6,639,800    6,639,800
          -     262,957       262,957              6.700%, due 12/15/14                                -       267,930      267,930
          -   4,277,667     4,277,667              6.745%, due 10/15/39                                -     4,469,362    4,469,362
          -  12,526,186    12,526,186              6.750%, due 06/15/13-01/15/41                       -    13,315,904   13,315,904
          -   2,826,733     2,826,733              6.810%, due 07/15/39                                -     3,009,724    3,009,724
          -   4,022,189     4,022,189              6.820%, due 05/15/27-04/15/34                       -     4,276,447    4,276,447
          -   9,748,722     9,748,722              6.840%, due 10/15/36                                -    10,663,597   10,663,597
          -   1,789,229     1,789,229              6.870%, due 03/15/39                                -     1,920,478    1,920,478
          -   3,244,465     3,244,465              6.875%, due 02/15/40                                -     3,474,136    3,474,136
          -   2,148,103     2,148,103              6.900%, due 01/15/32                                -     2,359,110    2,359,110
          -   2,845,575     2,845,575              6.950%, due 12/15/29                                -     2,938,522    2,938,522
     42,543           -        42,543              7.000%, due 12/15/23                           45,225             -       45,225
     69,723           -        69,723              7.000%, due 04/15/26                           73,957             -       73,957
          -  48,119,747    48,119,747              7.000%, due 07/15/22-12/15/35                       -    50,808,516   50,808,516
          -   8,898,881     8,898,881              7.010%, due 02/15/37                                -     9,689,523    9,689,523
          -   5,520,732     5,520,732              7.100%, due 11/15/39                                -     6,005,162    6,005,162
          -   8,887,211     8,887,211              7.125%, due 09/15/39                                -     9,491,193    9,491,193
          -   3,313,606     3,313,606              7.150%, due 07/15/36                                -     3,615,789    3,615,789
          -   2,067,685     2,067,685              7.250%, due 08/15/22-09/15/31                       -     2,218,128    2,218,128
          -   2,928,677     2,928,677              7.300%, due 08/15/36                                -     3,184,043    3,184,043
          -   4,072,900     4,072,900              7.500%, due 12/15/19-09/15/32                       -     4,332,295    4,332,295
          -   4,963,633     4,963,633              7.600%, due 08/15/31                                -     5,399,647    5,399,647
          -   9,379,287     9,379,287              7.625%, due 07/15/38                                -    10,020,844   10,020,844
          -      69,862        69,862              7.650%, due 12/15/12                                -        72,325       72,325
          -     422,818       422,818              7.700%, due 08/15/13                                -       438,586      438,586
          -   6,532,272     6,532,272              7.750%, due 06/15/14-12/15/35                       -     6,981,703    6,981,703
          -   1,007,761     1,007,761              7.800%, due 05/15/19-01/15/42                       -     1,115,745    1,115,745
          -   9,762,665     9,762,665              7.875%, due 09/15/29-04/15/38                       -    10,249,051   10,249,051
          -  11,112,748    11,112,748              8.000%, due 12/15/14-11/15/38                       -    11,803,871   11,803,871
          -      98,851        98,851              8.050%, due 07/15/19-04/15/21                       -       107,360      107,360
          -   1,194,247     1,194,247    S         8.100%, due 06/15/12-07/15/12                       -     1,226,245    1,226,245
          -   4,955,907     4,955,907              8.125%, due 05/15/38                                -     5,254,941    5,254,941
          -   3,921,873     3,921,873              8.150%, due 12/15/11-09/15/15                       -     4,034,452    4,034,452
          -   4,891,245     4,891,245              8.200%, due 10/15/11-05/15/13                       -     5,001,949    5,001,949
          -   2,029,558     2,029,558              8.250%, due 10/15/24-03/15/41                       -     2,167,245    2,167,245
          -   6,803,932     6,803,932              8.500%, due 10/15/31                                -     7,131,001    7,131,001


     ING     ING GNMA                                                                            ING        ING GNMA
 GOVERNMENT   INCOME        PRO FORMA                                                        GOVERNMENT     INCOME       PRO FORMA
     FUND      FUND                                                                             FUND         FUND       (UNAUDITED)
----------------------------------------                                                    ----------------------------------------

PRINCIPAL   PRINCIPAL     PRINCIPAL
  AMOUNT      AMOUNT        AMOUNT                                                                          VALUE
--------------------------------------                                                      ----------------------------------------
          -     116,067       116,067              8.750%, due 10/15/23-06/15/27                       -       119,624      119,624
     49,858           -        49,858              9.000%, due 05/15/16                           54,408             -       54,408
     89,660           -        89,660              9.000%, due 07/15/16                           97,843             -       97,843
          -   2,201,961     2,201,961              9.000%, due 05/15/20-12/15/34                       -     2,312,052    2,312,052
          -   1,359,729     1,359,729              9.250%, due 06/15/30                                -     1,414,549    1,414,549
     19,798           -        19,798              9.500%, due 11/15/21                           21,993             -       21,993
          -     968,127       968,127              10.250%, due 08/15/29                               -     1,031,133    1,031,133
                                                                                            ----------------------------------------
                                                                                                 293,426   627,371,934  627,665,360
                                                                                            ----------------------------------------
                                                   OTHER AGENCY OBLIGATIONS: 0.0%
     86,855           -        86,855    C         Small Business Administration
                                                   Participation Certificates,
                                                   8.250%, due 11/01/11                           91,662             -       91,662
                                                                                            ----------------------------------------
                                                                                                  91,662             -       91,662
                                                                                            ----------------------------------------
                                            Total U.S. Government Agency
                                                    Obligations
                                                      (Cost $24,504,601,
                                                      $618,591,78, $643,096,382)              24,227,987   630,086,626  654,314,613
                                                                                            ----------------------------------------

                                                   U.S. TREASURY OBLIGATIONS: 3.4%
                                                   U.S. TREASURY BONDS: 2.4%
  1,300,000           -     1,300,000    L         4.000%, due 02/15/14                        1,254,958             -    1,254,958
  1,158,000           -     1,158,000    L         4.250%, due 11/15/14                        1,134,434             -    1,134,434
    340,000   5,000,000     5,340,000    L, S      5.375%, due 02/15/31                          370,667     5,450,980    5,821,647
  5,000,000           -     5,000,000    C, L      13.250%, due 05/15/14                       6,715,234             -    6,715,234
  2,310,000           -     2,310,000    C, S      14.000%, due 11/15/11                       2,679,602             -    2,679,602
                                                                                            ----------------------------------------
                                                                                              12,154,895     5,450,980   17,605,875
                                                                                            ----------------------------------------
                                                   U.S. TREASURY NOTES: 0.9%
     25,000           -        25,000    S         2.625%, due 11/15/06                           24,583             -       24,583
    532,000           -       532,000    L, S      3.000%, due 11/15/07                          520,612             -      520,612
  1,000,000           -     1,000,000    L, S      3.500%, due 12/15/09                          971,680             -      971,680
  3,000,000           -     3,000,000    L, S      4.000%, due 03/15/10                        2,977,503             -    2,977,503
  2,130,000           -     2,130,000    L         4.000%, due 02/15/15                        2,047,130             -    2,047,130
                                                                                            ----------------------------------------
                                                                                               6,541,508             -    6,541,508
                                                                                            ----------------------------------------
                                                   U.S. TREASURY STRIP: 0.1%
    930,000           -       930,000    S         2.900%, due 08/15/05                          919,933             -      919,933
                                                                                            ----------------------------------------
                                                                                                 919,933             -      919,933
                                                                                            ----------------------------------------
                                              Total U.S. Treasury Obligations
                                                      (Cost $20,501,992,$5,409,153,
                                                      $25,911,145)                            19,616,336     5,450,980   25,067,316
                                                                                            ----------------------------------------

                                                   COLLATERALIZED MORTGAGE
                                                   OBLIGATIONS: 0.6%
                                                   COMMERCIAL MORTGAGE-BACKED
                                                   SECURITIES: 0.0%
     79,917           -        79,917              Credit Suisse First Boston
                                                   Mortgage Securities Corp.,
                                                   5.900%, due 12/16/1935                         81,712             -       81,712
                                                                                            ----------------------------------------
                                                                                                  81,712             -       81,712
                                                                                            ----------------------------------------
                                                   WHOLE LOAN COLLATERALIZED
                                                   MORTGAGE OBLIGATIONS: 0.6%
  2,601,771           -     2,601,771              Bank of America Mortgage
                                                   Securities, 3.250%, due 05/25/34            2,598,547             -    2,598,547
    711,671           -       711,671    C         Bank of America Mortgage
                                                   Securities, 5.500%, due 12/25/33              711,615             -      711,615
    900,187           -       900,187    C         Thornburg Mortgage Securities
                                                   Trust, 3.220%, due 09/25/34                   903,134             -      903,134
                                                                                            ----------------------------------------
                                                                                               4,213,296             -    4,213,296
                                                                                            ----------------------------------------
                                               Total Collateralized Mortgage Obligations
                                                      (Cost $4,298,158, $0,
                                                      $4,298,158)                              4,295,008                  4,295,008
                                                                                            ----------------------------------------

                                                   MUNICIPAL BONDS: 0.0%
                                                   MUNICIPAL: 0.0%
     85,000           -        85,000              City of New York, 5.000%, due
                                                   11/01/08                                       89,771             -       89,771
     85,000           -        85,000    C         City of New York, 5.000%, due
                                                   11/01/11                                       91,547             -       91,547
     85,000           -        85,000              City of New York, 5.000%, due
                                                   11/01/15                                       91,073             -       91,073

                                                 Total Municipal Bonds
                                                      (Cost $278,303, $0, $278,303)              272,391             -      272,391
                                                                                            ----------------------------------------

  SHARES                                                                                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                                                   PREFERRED STOCK: 0.1%
                                                   BANKS: 0.1%
         35           -            35    #, XX     DG Funding Trust                          $   378,438        $    - $    378,438

                                                   Total Preferred Stock
                                                      (Cost $380,176, $0, $380,176)              378,438             -      378,438
                                                                                            ----------------------------------------

                                                Total Long-Term Investments
                                                      (Cost $53,476,589,
                                                      $624,000,934, $677,477,523)             52,349,000   635,537,606  687,886,606
                                                                                            ----------------------------------------
  Principal
  Amount                                                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM INVESTMENTS: 5.0%
                                                   U.S. TREASURY BILLS: 3.3%
 $     -     $5,000,000    $5,000,000              2.560%, due 05/26/05                     $          -  $  4,980,189 $  4,980,189
       -     12,000,000    12,000,000              2.670%, due 06/16/05                                -    11,931,912   11,931,912
       -      7,000,000     7,000,000              2.940%, due 08/25/05                                -     6,916,980    6,916,980

                                                 Total U.S. Treasury Bills
                                                      (Cost $0, $23,831,032,
                                                      $23,831,032)                                     -    23,829,081   23,829,081
                                                                                            ----------------------------------------

                                                   Repurchase Agreement: 0.0%
    148,000           -       148,000    S         Goldman Sachs Repurchase
                                                   Agreement dated 03/31/05, 2.830%,
                                                   due 04/01/05, $148,012 to be
                                                   received upon repurchase
                                                   (Collateralized by $155,000
                                                   Federal Home Loan Bank, 4.625%,
                                                   Market Value plus accrued
                                                   Interest $155,045, due 08/15/12)              148,000             -      148,000

                                                Total Repurchase Agreement
                                                      (Cost $148,000, $0, $148,000)              148,000             -      148,000
                                                                                            ----------------------------------------

                                                   SECURITIES LENDING COLLATERAL(CC):
                                                   1.7%
  2,452,000           -     2,452,000              Bear Stearns & Co. Repurchase
                                                   Agreement, 2.850%, due 04/01/05             2,452,000             -    2,452,000
  1,800,000           -     1,800,000              Deutsche Bank Securities, Inc.
                                                   Repurchase Agreement, 2.880%, due
                                                   04/01/05                                    1,800,000             -    1,800,000
  1,907,000           -     1,907,000              Goldman Sachs & Co. Repurchase
                                                   Agreement, 2.900%, due 04/01/05             1,907,000             -    1,907,000
  1,800,000           -     1,800,000              J.P. Morgan Securities Repurchase
                                                   Agreement, 2.800%, due 04/01/05             1,800,000             -    1,800,000
  2,480,000           -     2,480,000              Merrill Lynch & Co., Inc.
                                                   Repurchase Agreement, 2.830%, due
                                                   04/01/05                                    2,480,000             -    2,480,000
  1,698,000           -     1,698,000              Morgan Stanley Repurchase
                                                   Agreement, 2.900%, due 04/01/05             1,698,000             -    1,698,000

                                              Total Securities Lending Collateral
                                                      (Cost $12,137,000, $0,
                                                      $12,137,000)                            12,137,000             -   12,137,000
                                                                                            ----------------------------------------

                                               Total Short-Term Investments
                                                      (Cost $12,285,000,
                                                      $23,831,032, $36,116,032)               12,285,000    23,829,081   36,114,081
                                                                                            ----------------------------------------

                                         TOTAL INVESTMENTS IN SECURITIES (COST
                                         $65,761,589, $647,831,966 and $701,456,555)* 99.5% $ 64,634,000  $659,366,687 $724,000,687
                                         OTHER ASSETS AND LIABILITIES -- NET           0.5%  (11,389,825)   15,389,106    3,999,281
                                                                                     -----------------------------------------------
                                         NET ASSETS                                  100.0% $ 53,244,175  $674,755,793 $727,999,968
                                                                                     ===============================================


                                         Government National Mortgage Association ("GNMA") manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

                                         Federal Home Loan Mortgage Corporation ("FHLMC") purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private organization.

                              @@         Foreign issuer
                              #          Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds'
                                         Board of Directors/Trustees.

  Principal
  Amount                                                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------

                              C              Bond may be called prior to maturity date.
                              cc             Securities purchased with cash collateral
                                             for securities loaned.
                              W              When-issued or delayed delivery security.
                              S              Segregated securities for futures, when-issued
                                             or delayed delivery securities held at March 31,
                                             2005.
                              L              Loaned security, a portion or all of the
                                             security is on loan at March 31, 2005.
                              XX             Value of securities obtained from one or more
                                             dealers making markets in the securities in
                                             accordance with the Fund's valuation procedures.

                                           * Cost for federal income tax purposes is
                                             $65,771,815, 647,833,377 and $713,605,192. Net
                                             unrealized appreciation consists of:


                                             Gross Unrealized Appreciation                  $   125,674   $16,840,233   $16,965,907
                                             Gross Unrealized Depreciation                   (1,263,489)   (5,306,923)   (6,570,412)
                                                                                            ----------------------------------------
                                             Net Unrealized Appreciation                    $(1,137,815)  $11,533,310   $10,395,495
                                                                                            ========================================

                                             Information concerning open futures contracts
                                             for the ING Government Fund and the proforma
                                             ING GNMA Fund at March 31, 2005 is shown below:

                                                                              NO. OF    NOTIONAL                    UNREALIZED GAIN
                                                       SHORT CONTRACTS      CONTRACTS MARKET VALUE EXPIRATION DATE       (LOSS)
                                                       ---------------      --------- ------------ ---------------  ---------------
                                                  U.S. 5 Year Treasury Note         9   ($963,844)     6/30/2005             $3,963
                                                  U.S. 10 Year Treasury Note        5    (546,328)     6/30/2005             (2,916)
                                                  U.S. 5 Year Treasury Note        12  (2,482,687)      7/6/2005              6,315
                                                                                      ------------                   --------------
                                                                                      ($3,992,859)                           $7,362
                                                                                      ============                   ==============

                                             Information concerning the Interest Rate Swap
                                             Agreements outstanding for the ING Government
                                             Fund and the proforma ING GNMA Fund at March 31,
                                             2005, is shown below:


                                                                                                  NOTIONAL           UNREALIZED
                                                                                                  PRINCIPAL         DEPRECIATION
                                                                                                  ---------         ------------
                                                    TYPE

                                                    Receive a fixed rate equal to
                                                    2.955% and pay a floating rate
                                                    based on the 3-month USD-LIBOR
                                                         Counterparty: Morgan Stanley,
                                                         Expires: 04/20/07                       $5,000,000          ($121,000)


         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------


NOTE 1 - BASIS OF COMBINATION:

      Dated July 21, 2005 the Board of Directors of the ING Government Fund ("Government") and the Board of Trustees of the ING GNMA Income Fund ("GNMA Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Government, GNMA Fund will acquire all of the assets of the Government, subject to the liabilities of such Fund, in exchange for a number of shares of GNMA Fund equal in value to the net assets of Government (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Government and GNMA Fund at March 31, 2005. The unaudited pro forma statement of operations reflects the results of operations of Government and GNMA Fund for the year ended March 31, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Government and GNMA Fund under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of GNMA Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Government by GNMA Fund as of March 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of Government by the respective Class net asset value per share of GNMA Fund.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on March 31, 2005. Government expenses were adjusted assuming GNMA Fund's fee structure was in effect for the year ended March 31, 2005.

NOTE 5 - MERGER COSTS:

     No merger costs are to be incurred by the Funds. ING Investments, LLC or an affiliate, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - USE OF ESTIMATES

     Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                               ING GOVERNMENT FUND

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2005. THIS PROXY IS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 10, 2005 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

       Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING Government Fund and ING GNMA Income Fund, providing for the reorganization of ING Government Fund with and into ING GNMA Income Fund; and

      For [ ]                     Against [ ]                  Abstain [ ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

      For [ ]                     Against [ ]                  Abstain [ ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

_______________________________                           _____________
Signature (s) (if held jointly)                           Date

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article X of the Registrant's Declaration of Trust provides the following:

Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence of reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2 Indemnification.

      (a) Subject to the exceptions and limitations contained in Section (b) below:

            (i) Every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                  (A)   by the court or other body approving the settlement;

                  (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Article IX of the Registrant's By-Laws provides the following:

The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Article IX of Registrants By-Law and paragraph 1.11 of the Distribution Agreement.

The Registrant is covered under an insurance policy, insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Section 12 of the Management Agreement between Registrant and Manager, Section 8 of the Sub-Advisory Agreement and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisor and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17 (h) and 17(i) of such Act remain in effect and are consistently applied.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct

ITEM 16. EXHIBITS

(1)   (a)   Trust Instrument dated July 30, 1998 - previously filed as an
            Exhibit to the Pre-Effective Amendment No. 1 to Registrant's
            Registration Statement on Form N-1A filed electronically on October
            28, 1998 and incorporated herein by reference.

      (b) Amendment dated February 22, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

      (c) Certificate of Amendment dated February 27, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the

            Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

      (d) Certificate of Amendment dated May 9, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (e) Amendment No. 1 dated November 2, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (f) Amendment No. 2 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (g) Amendment No. 3 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (h) Certificate of Amendment dated February 15, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (i) Amendment No. 4 dated March 1, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (j) Amendment No. 5 dated September 23, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (k) Amendment No. 6 dated September 23, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (l) Amendment No. 7 dated November 22, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (m) Amendment No. 8 dated June 2, 2003 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (n)   Amendment No. 9, effective August 25, 2003, to the Trust Instrument
            - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (o)   Amendment No. 10, effective August 25, 2003, to the Trust Instrument
            - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (p)   Amendment No. 11, effective April 23, 2004, to the Trust Instrument
            - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (q) Amendment No. 12, effective March 24, 2004, to the Trust Instrument (Class O shares of ING Intermediate Bond) - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (r) Plan of Liquidation and Dissolution of Series to the Trust Instrument (ING Strategic Bond Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (s) Amendment No. 13, effective September 2, 2004, to the Trust instrument (ING High Yield Opportunity Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

      (t) Amendment No. 14, effective October 28, 2004, (ING High Yield Opportunity Fund) Abolition of Series of Shares of Beneficial Interest - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

      (u) Amendment No. 15, effective March 15, 2005, (ING Lexington Money Market Trust) Abolition of Series of Shares of Beneficial Interest - to be filed by subsequent Amendment.

      (v) Amendment No. 16, effective July 29, 2005 (ING Institutional Prime Money Market Fund) Establishment of New Series - to be filed by subsequent Amendment.

(2) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(3)   Not Applicable.

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of its ING GNMA Income Fund series and ING Series Fund, Inc., on behalf of its ING Government Fund series - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.


(5) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b) above.

(6)   (a)   Amended and Restated Investment Management Agreement between
            Registrant and ING Investment, LLC with respect to ING Classic Money
            Market Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund,
            ING National Tax Exempt Bond Fund and ING Institutional Prime Money
            Market Fund - to be filed by subsequent Amendment.

      (b) Investment Management Agreement dated September 23, 2002 between Registrant and ING Investments, LLC (successor to Pilgrim Investments, LLC) with respect to ING GNMA Income Fund - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) First Amendment, effective September 2, 2004, to the Investment Management Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

      (c) Amended and Restated Expense Limitation Agreement amended and restated February 1, 2005, between Registrant and ING Investment, LLC - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

            (i) Amended Schedule A to the Amended and Restated Expense Limitation Agreement - to be filed by subsequent Amendment.

            (ii)  Voluntary Expense Limitations Agreement dated February 1, 2004
                  - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (iii) Voluntary Expense Limitations Agreement dated February 25,
                  2004 (ING Intermediate Bond Class O) - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (iv) Fee waiver letter dated January 1, 2005 (ING National Tax-Exempt Bond Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

      (d) Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and Aeltus Investment Management, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) First Amendment to Sub-Advisory Agreement effective September 1, 2003 between ING Investments, LLC and Aeltus Investment Management, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (ii) Amended Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - to be filed by subsequent Amendment.

(7)   (a)   Underwriting Agreement dated September 23, 2002 between Registrant and ING Funds Distributor, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration
            Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Substitution Agreement made October 8, 2002 between Registrant and ING Funds Distributor, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (ii) Amended Schedule A to the Underwriting Agreement - to be filed by subsequent Amendment.

(8)   Not Applicable.

(9)   (a)   Custody Agreement dated January 6, 2003 between Registrant and The
            Bank of New York - previously filed as an Exhibit to Post-Effective
            Amendment No. 24 to the Registrant's Registration Statement on Form
            N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Amended Exhibit A to the Custody Agreement between Registrant and The Bank of New York - to be filed by subsequent Amendment.

      (b) Foreign Custody Manager Agreement dated January 6, 2003 between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Amended Schedule 1 dated January 13, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (ii) Amended Schedule 1 dated March 13, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's

                  Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iii) Amended Schedule 1 dated April 7, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iv) Amended Schedule 1 dated May 1, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (v) Amended Schedule 2 dated June 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (vi) Amended Exhibit A to the Foreign Custody Manager Agreement - to be filed by subsequent Amendment.

      (c) Master Repurchase Agreement dated April 7, 2003 between Registrant and Goldman Sachs & Co. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (d) Fund Accounting Agreement between Registrant and The Bank of New York dated January 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A to the Fund Accounting Agreement - to be filed by subsequent Amendment.

      (e) Securities Lending Agreement and Guaranty, dated as of August 7, 2003, between Registrant and The Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A with respect to the Securities Lending Agreement and Guaranty - to be filed by subsequent Amendment.

      (f) The Bank of New York Cash Reserve Agreement dated March 31, 2003, between Registrant and the Bank of New York - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A with respect to The Bank of New York Cash Reserve Agreement dated February 25, 2004 - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's

                  Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

(10)  (a)   Amended and Restated Distribution Plan for Class A shares dated July
            11, 2002 - previously filed as an Exhibit to Post-Effective
            Amendment No. 24 to the Registrant's Registration Statement on Form
            N-1A on July 29, 2003 and incorporated herein by reference.

      (b) Service and Distribution Plan for Class A shares dated August 20, 2002 with respect to ING GNMA Income Fund - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (c) Letter Agreement dated September 23, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Amended Letter Agreement dated August 1, 2003, with respect to the Distribution Plan for Class A Shares - previously filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A on May 25, 2004 and incorporated herein by reference.

      (d) Amended and Restated Distribution Plan for Class B shares dated May 9, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (e) Service and Distribution Plan for Class B shares with respect to ING GNMA Income Fund dated August 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (f) Amended and Restated Distribution Plan for Class C shares dated August 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (g) Service and Distribution Plan for Class C shares with respect to ING GNMA Income Fund dated August 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (h) Service and Distribution Plan for Class M shares with respect to ING GNMA Income Fund dated August 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (i) Shareholder Service Plan for Class Q shares with respect to ING GNMA Fund dated August 20, 2002 - previously filed as an Exhibit to Post-Effective

            Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (j) Amended and Restated Shareholder Servicing Plan for Classes A, B, and C with respect to ING High Yield Bond, ING Intermediate Bond, ING National Tax Exempt Bond, and ING Classic Money Market Funds dated August 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (k) Amended and Restated Multiple Class Plan pursuant to 18f-3 last approved June 3, 2004 - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.

      (l)   Amended Schedules A & B to Amended and Restated Multiple Class Plan
            - to be filed by subsequent Amendment.


(11) Form of Opinion and Consent of Counsel - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.


(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - to be filed by subsequent post-effective amendment.

(13)  (a)   Administration Agreement between Registrant and ING Funds Services,
            LLC - previously filed as an Exhibit to Post-Effective Amendment No.
            24 to the Registrant's Registration Statement on Form N-1A on July
            29, 2003 and incorporated herein by reference.

            (i) Amended Schedule A to the Administration Agreement - to be filed by subsequent Amendment.

      (b) Agency Agreement dated November 30, 2000 between Registrant and DST Systems, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Amended and Restated Exhibit A with respect to the Agency Agreement - to be filed by subsequent Amendment.

            (ii) Exhibit B - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iii) Exhibit B.1 - previously filed as an Exhibit to Post-Effective
                  Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iv) Exhibit B.2 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (v) Exhibit C - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (vi) Exhibit D - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (c) Amended and Restated Shareholder Service Agreement dated July 29, 1999, As Amended and Restated July 11, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Fee Schedule dated July 30, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (d) Code of Ethics of Aeltus Investment Management Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (e) ING Funds and Advisers ("ING Investments, LLC") Code of Ethics, effective February 1, 2005 - previously filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A on May 13, 2005 and incorporated herein by reference.


(14)  Consent of independent registered public accounting firm - filed herewith.


(15)  Not applicable.


(16) Powers of attorney - Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.


ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 12th day of August, 2005.


                                         ING FUNDS TRUST

                                         By:  /s/ Huey P. Falgout, Jr.
                                         ---------------------------------------
                                         Huey P. Falgout, Jr.
                                         Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             SIGNATURE                                   TITLE                            DATE
----------------------------------       -------------------------------------       ---------------
__________________________________       President and Chief Executive Officer       August 12, 2005
James M. Hennessy*

__________________________________          Senior Vice President,                   August 12, 2005
Todd Modic*                            Chief/Principal Financial Officer
                                           and Assistant Secretary

__________________________________            Chairman and Trustee                   August 12, 2005
Jock Patten*

__________________________________                  Trustee                          August 12, 2005
John V. Boyer*

__________________________________                  Trustee                          August 12, 2005
J. Michael Earley*

__________________________________                  Trustee                          August 12, 2005
R. Barbara Gitenstein*

__________________________________                  Trustee                          August 12, 2005
Patrick W. Kenny*

__________________________________                  Trustee                          August 12, 2005
Walter H. May, Jr.*

__________________________________                  Trustee                          August 12, 2005
John G. Turner*

             SIGNATURE                               TITLE                                DATE
----------------------------------                  -------                          ---------------
__________________________________                  Trustee                          August 12, 2005
David W.C. Putnam*

__________________________________                  Trustee                          August 12, 2005
Roger B. Vincent*

__________________________________                  Trustee                          August 12, 2005
Richard A. Wedemeyer*

__________________________________                  Trustee                          August 12, 2005
Thomas J. McInerney*


*By:  /s/ Huey P. Falgout, Jr.
     _________________________
     Huey P. Falgout, Jr.

     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

                                  EXHIBIT INDEX





(14)  Consent of Independent Registered Public Accounting Firm